Exhibit 99.2

CONFIDENTIAL

This Seven Year Plan includes data that should not be disclosed outside the
Government consistent with the Freedom of Information Act (5 U.S.C. 552). The data subject to the restriction are contained on all pages in the Seven Year Plan.

America West Holdings
 Seven Year Plan
Updated — December 14, 2001

In Support of America West Airlines’ application
under the
Air Carrier Loan Guarantee Program
available under the
Air Transportation Safety and
System Stabilization Act
(P.L. 107-42)

America West Holdings
Seven Year Plan
Table of Contents

		Page #

• Executive Summary	Background	4

	Overview	5

• Financial Statements	Statistics	7

	Income Statement	9

	Income Statement per ASM	11

	Cash Flow	13

	Cash Flow Sensitivities	14

	Balance Sheet	15

	Credit Ratios	16

• Demand/Supply Assumptions	Industry Demand/Supply	18

	Mainline Fleet	31

	Mainline Statistics	32

	Express Fleet	33

	Express Statistics	34

• Operating Revenue Assumptions	Passenger	36

	Express	38

	Other	40

• Operating Expense Assumptions	Salaries & Benefits	42

	Fuel & Tax	45

	Commissions & Fees	47

	Aircraft Rent	48

	Other Rent & Landing Fees	49

	Maintenance Matl’s & Repairs	50

	Depreciation	51

	Other	52

• Other Assumptions	Aircraft Debt	54

	Pre Delivery Deposits	55

	Stabilization Loan	56

	Other Debt	57

	Total Debt	58

	Interest Expense	59

	Interest Income	62

	Taxes	63

	Working Capital	64

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

Executive Summary

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

America West Holdings
Seven Year Plan
 Background

•	America West Airlines has historically been a generator of significant positive cash flows

•	EBITDAR margins averaged 25% from 1995-1999

•	EBITDAR margins at or near the top among major airlines

•	recurring cash flow averaged $100+ million from 1995-1999

•	Prior to September 11, 2001, America West’s steady string of strong performance was broken by:

•	operational challenges in mid to late 2000 from which it had recovered by early 2001

•	an industry-wide cyclical decline in business traffic beginning in early 2001, through which America West continued to outperform the industry in unit revenues and EBITDAR margins

•	Despite these challenges, America West’s outlook looked very sound as of September 10, 2001

•	signed term sheets for $200 million in financing

•	cash balance post-transaction would have been above the industry average

•	with above-average margins and above-average liquidity, America West was well-positioned to weather a sustained industry downturn

•	The events of September 11, 2001

•	negated America West’s ability to complete its unsecured financing transaction

•	significantly worsened the airline industry’s revenue environment

•	did not disrupt America West’s continued outperformance of the industry

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

America West Holdings
Seven Year Plan
 Overview

•	With a $445 million stabilization loan backed by a $400 million government guarantee and concessions from key business partners, America West will be able to weather the deeper/longer industry downturn now expected, return to being a generator of significant cash, and repay the stabilization loan between 2005 and 2008

•	Key Assumptions:

•	industry RASM increasing by only 3.9% in 2002, equaling the lowest of current estimates from Wall Street analysts

•	industry RASM only returning to 97% of long-term-trend levels in 2004-2008

•	no RASM outperformance versus the industry for America West despite positive trend over the past five years

•	a significant increase in insurance and security costs

•	jet fuel price according to heating oil futures in 2002 and grown annually at 3% thereafter (futures curve for crude oil currently shows growth of 0.1% per year between 2002 and 2008)

•	concessions from key business partners

* the immediate return of 14 leased aircraft

* a reduction in future lease payments for remaining aircraft

* the deferral of 17 aircraft deliveries to 4Q04 and beyond

* full financing or deferral rights on 11 aircraft deliveries before 4Q04

* rate reductions for various operating expenses

* the extension of a $90 million drawn line of credit with a term out between 2005 and 2007

* $10 million in state/city loans

•	Results:

•	following recovery years in 2002 and 2003, America West generates $140-$190 million of recurring cash flow each year between 2004 and 2008

•	as a result, the $445 million stabilization loan is repaid on an accelerated schedule of $111 million each year from 2005 to 2008

•	$150 million of fees are paid to the federal government even under the accelerated amortization schedule

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

Financial Statements

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

America West Holdings
Seven Year Plan
 Statistics

	Actual

	1995	1996	1997	1998	1999	2000

Equivalent Aircraft	91.1	98.2	101.2	105.0	116.2	129.6

Block Hours (000)	373	424	455	461	493	517

Departures (000)	197	209	215	208	212	219

ASMs (bil)	19.4	21.6	23.6	24.3	25.9	27.1

Average Utilization (hrs)	11.4	11.8	12.3	12.0	11.6	10.9

Average Seats	144.2	142.2	142.4	144.1	143.1	143.4

Aircraft Stage Length (miles)	686	732	779	822	862	878

Passenger Stage Length (miles)	789	843	884	920	947	958

Passenger RASM (cts)	7.48	7.57	7.49	7.65	7.83	8.04

Load Factor (%)	68.5	70.9	68.8	67.4	68.4	70.5

Yield (cts)	10.91	10.69	10.89	11.35	11.45	11.40

RPMs (bil)	13.3	15.3	16.2	16.4	17.7	19.1

Operating RASM (cts)	7.98	8.04	7.96	8.32	8.53	8.65

Operating CASM (cts)	7.13	7.43	7.27	7.46	7.74	8.63

Fuel Price (cts)	55.8	66.5	64.6	50.3	53.4	88.1

Operating CASM excl Fuel (cts)	6.24	6.35	6.24	6.66	6.89	7.26

Stage Length Adjusted

Passenger RASM (cts)	6.92	7.17	7.22	7.49	7.75	7.99

Yield (cts)	10.09	10.12	10.50	11.11	11.33	11.33

Operating RASM (cts)	7.38	7.62	7.67	8.15	8.44	8.60

Operating CASM (cts)	6.60	7.03	7.01	7.31	7.66	8.58

Operating CASM excl Fuel (cts)	5.77	6.01	6.01	6.52	6.82	7.22

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Forecast

	2001	2002	2003	2004	2005	2006	2007	2008

Equivalent Aircraft	141.8	138.8	142.5	144.5	149.0	152.3	157.3	162.3

Block Hours (000)	511	517	533	541	556	569	590	610

Departures (000)	213	215	221	224	227	231	236	243

ASMs (bil)	26.5	27.3	28.2	28.7	29.4	30.0	31.2	32.2

Average Utilization (hrs)	10.0	10.3	10.4	10.4	10.3	10.4	10.4	10.4

Average Seats	140.3	142.4	142.5	142.6	142.0	141.4	140.9	140.4

Aircraft Stage Length (miles)	887	893	898	901	915	925	938	944

Passenger Stage Length (miles)	968	974	979	983	998	1,009	1,023	1,030

Passenger RASM (cts)	7.25	7.50	8.38	8.82	8.94	9.08	9.20	9.36

Load Factor (%)	71.8	70.0	70.0	70.0	70.0	70.0	70.0	70.0

Yield (cts)	10.10	10.71	11.97	12.60	12.77	12.97	13.15	13.37

RPMs (bil)	19.0	19.1	19.7	20.1	20.6	21.0	21.8	22.5

Operating RASM (cts)	7.74	7.98	9.02	9.57	9.70	9.85	9.99	10.16

Operating CASM (cts)	8.82	8.10	8.37	8.53	8.67	8.85	8.98	9.15

Fuel Price (cts)	83.2	63.9	65.9	67.8	69.9	72.0	74.1	76.3

Operating CASM excl Fuel (cts)	7.86	7.02	7.26	7.39	7.50	7.65	7.76	7.89

Stage Length Adjusted

Passenger RASM (cts)	7.24	7.50	8.41	8.86	9.04	9.22	9.40	9.58

Yield (cts)	10.08	10.72	12.01	12.66	12.91	13.16	13.43	13.69

Operating RASM (cts)	7.72	7.98	9.05	9.61	9.81	10.00	10.20	10.40

Operating CASM (cts)	8.80	8.11	8.40	8.57	8.77	8.98	9.17	9.36

Operating CASM excl Fuel (cts)	7.85	7.03	7.28	7.43	7.58	7.76	7.92	8.08

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

America West Holdings
Seven Year Plan
Statistics

	Actual % H/(L)

	96/95	97/96	98/97	99/98	00/99

Equivalent Aircraft	7.9	3.0	3.8	10.7	11.5

Block Hours (000)	13.6	7.1	1.5	7.0	4.8

Departures (000)	6.2	2.7	(3.3)	2.3	3.0

ASMs (bil)	11.3	9.0	3.1	6.6	4.6

Average Utilization (hrs)	3.5	4.2	(2.4)	(3.3)	(6.0)

Average Seats	(1.4)	0.1	1.2	(0.7)	0.2

Aircraft Stage Length (miles)	6.7	6.4	5.5	4.9	1.9

Passenger Stage Length (miles)	6.8	4.9	4.1	2.9	1.2

Passenger RASM (cts)	1.3	(1.1)	2.1	2.4	2.7

Load Factor (%)	3.4	(3.0)	(2.1)	1.5	3.1

Yield (cts)	(2.1)	1.9	4.2	0.9	(0.4)

RPMs (bil)	15.1	5.8	1.0	8.2	7.9

Operating RASM (cts)	0.7	(1.1)	4.6	2.5	1.3

Operating CASM (cts)	4.1	(2.1)	2.7	3.7	11.5

Fuel Price (cts)	19.2	(2.9)	(22.1)	6.2	65.0

Operating CASM excl Fuel (cts)	1.7	(1.7)	6.9	3.4	5.3

Stage Length Adjusted

Passenger RASM (cts)	3.6	0.7	3.7	3.5	3.2

Yield (cts)	0.2	3.7	5.9	2.0	0.0

Operating RASM (cts)	3.0	0.7	6.3	3.6	1.8

Operating CASM (cts)	6.5	(0.4)	4.3	4.9	12.0

Operating CASM excl Fuel (cts)	4.1	0.0	8.5	4.6	5.8

	Forecast % H/(L)

	01/00	02/01	03/02	04/03	05/04	06/05	07/06	08/07	CAGR

Equivalent Aircraft	9.4	(2.1)	2.7	1.4	3.1	2.2	3.3	3.2	4.5

Block Hours (000)	(1.2)	1.2	3.0	1.7	2.7	2.4	3.6	3.5	3.9

Departures (000)	(2.6)	0.8	2.6	1.3	1.6	1.6	2.5	2.9	1.6

ASMs (bil)	(2.1)	3.0	3.3	1.8	2.4	2.0	4.1	3.1	4.0

Average Utilization (hrs)	(8.5)	3.6	0.3	0.2	(0.4)	0.2	0.3	0.3	(0.7)

Average Seats	(2.2)	1.5	0.1	0.0	(0.4)	(0.4)	(0.4)	(0.4)	(0.2)

Aircraft Stage Length (miles)	1.1	0.6	0.6	0.4	1.5	1.0	1.4	0.6	2.5

Passenger Stage Length (miles)	1.1	0.6	0.6	0.4	1.5	1.0	1.4	0.6	2.1

Passenger RASM (cts)	(9.8)	3.4	11.8	5.2	1.3	1.5	1.4	1.7	1.7

Load Factor (%)	1.9	(2.5)	—	—	—	—	—	—	0.2

Yield (cts)	(11.4)	6.1	11.8	5.2	1.3	1.5	1.4	1.7	1.6

RPMs (bil)	(0.4)	0.4	3.3	1.8	2.4	2.0	4.1	3.2	4.1

Operating RASM (cts)	(10.5)	3.1	13.1	6.1	1.4	1.5	1.4	1.7	1.9

Operating CASM (cts)	2.1	(8.1)	3.3	1.9	1.6	2.0	1.5	1.9	1.9

Fuel Price (cts)	(5.6)	(23.1)	3.0	3.0	3.0	3.0	3.0	3.0	2.4

Operating CASM excl Fuel (cts)	8.3	(10.6)	3.4	1.8	1.5	1.9	1.5	1.7	1.8

Stage Length Adjusted

Passenger RASM (cts)	(9.4)	3.6	12.0	5.4	2.0	2.0	2.0	2.0	2.5

Yield (cts)	(11.1)	6.3	12.0	5.4	2.0	2.0	2.0	2.0	2.4

Operating RASM (cts)	(10.2)	3.4	13.3	6.3	2.0	2.0	2.0	2.0	2.7

Operating CASM (cts)	2.6	(7.9)	3.6	2.1	2.3	2.4	2.1	2.2	2.7

Operating CASM excl Fuel (cts)	8.8	(10.4)	3.7	1.9	2.1	2.3	2.0	2.0	2.6

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

America West Holdings
Seven Year Plan
 Income Statement ($ Mil)

	Actual

	1995	1996	1997	1998	1999	2000

Operating Revenues

Passenger	1,452	1,638	1,764	1,859	2,028	2,180

Express	—	—	—	1	3	3

Other	98	102	111	164	180	162

Total	1,551	1,740	1,875	2,023	2,211	2,344

Operating Expenses

Salaries & Benefits	382	386	418	450	500	560

Fuel & Tax	174	234	243	194	220	373

Commissions & Fees	199	226	241	212	217	195

Aircraft Rent	174	202	223	244	277	331

Other Rent & Landing Fees	108	112	119	119	122	131

Maintenance Matl’s & Repairs	66	126	147	183	218	258

Depreciation	81	78	72	71	73	78

Other	201	242	248	341	378	415

Total	1,385	1,606	1,713	1,814	2,006	2,341

Operating Earnings	165	134	162	209	205	3

Operating Margin (%)	10.7	7.7	8.6	10.3	9.3	0.1

EBITDAR	420	414	458	524	555	413

EBITDAR Margin (%)	27.1	23.8	24.4	25.9	25.1	17.6

Non-Operating (Income)/Expense

Interest Expense	59	47	32	26	22	15

Interest Income	(15)	(13)	(11)	(13)	(12)	(16)

Stabilization Grant	—	—	—	—	—	—

Other	3	0	0	2	(11)	(37)

Total	46	34	22	15	(2)	(37)

Pre-Tax Earnings	119	100	140	194	206	41

Pre-Tax Margin (%)	7.7	5.7	7.5	9.6	9.3	1.7

Income Tax	58	50	65	86	87	23

Net Earnings	61	50	75	109	119	18

Net Earnings (including special charges)	55	10	75	109	119	8

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Forecast

	2001	2002	2003	2004	2005	2006	2007	2008

Operating Revenues

Passenger	1,922	2,047	2,363	2,531	2,627	2,720	2,870	3,011

Express	(27)	(34)	(10)	10	12	13	14	14

Other	155	165	191	204	212	219	232	243

Total	2,050	2,178	2,543	2,746	2,852	2,953	3,116	3,268

Operating Expenses

Salaries & Benefits	598	604	666	687	725	755	797	835

Fuel & Tax	370	295	312	327	344	359	380	404

Commissions & Fees	185	179	189	186	178	185	195	204

Aircraft Rent	356	298	315	332	347	364	388	402

Other Rent & Landing Fees	140	145	153	158	165	171	180	190

Maintenance Matl’s & Repairs	260	270	291	306	322	331	351	375

Depreciation	87	71	73	75	77	80	83	86

Other	341	350	362	377	391	405	425	446

Total	2,337	2,212	2,360	2,448	2,549	2,651	2,799	2,942

Operating Earnings	(287)	(34)	183	298	303	302	317	327

Operating Margin (%)	(14.0)	(1.5)	7.2	10.8	10.6	10.2	10.2	10.0

EBITDAR	156	335	571	705	728	747	787	815

EBITDAR Margin (%)	7.6	15.4	22.4	25.7	25.5	25.3	25.3	24.9

Non-Operating (Income)/Expense

Interest Expense	26	72	92	97	89	65	45	27

Interest Income	(14)	(18)	(24)	(34)	(41)	(42)	(44)	(42)

Stabilization Grant	(100)	(20)	—	—	—	—	—	—

Other	5	(1)	—	—	—	—	—	—

Total	(83)	33	68	63	48	23	1	(15)

Pre-Tax Earnings	(204)	(67)	115	235	255	280	315	341

Pre-Tax Margin (%)	(10.0)	(3.1)	4.5	8.6	8.9	9.5	10.1	10.4

Income Tax	(67)	(23)	47	93	100	109	123	133

Net Earnings	(137)	(44)	68	142	155	170	192	208

Net Earnings (including special charges)	(209)	(44)	68	142	155	170	192	208

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

America West Holdings
Seven Year Plan
Income Statement

	Actual % H/(L)

	96/95	97/96	98/97	99/98	00/99

Operating Revenues

Passenger	12.8	7.7	5.3	9.1	7.5

Express	—	—	—	—	(3.8)

Other	3.4	8.8	47.7	9.8	(10.0)

Total	12.2	7.8	7.9	9.3	6.0

Operating Expenses

Salaries & Benefits	1.0	8.4	7.7	11.1	11.8

Fuel & Tax	34.1	4.2	(20.2)	13.4	69.4

Commissions & Fees	13.6	6.6	(12.1)	2.2	(10.0)

Aircraft Rent	16.5	10.5	9.2	13.6	19.4

Other Rent & Landing Fees	3.4	6.7	(0.3)	2.5	7.1

Maintenance Matl’s & Repairs	90.8	16.6	24.7	19.4	18.4

Depreciation	(3.5)	(7.5)	(1.8)	2.6	7.5

Other	20.3	2.7	37.1	11.1	9.6

Total	15.9	6.7	5.9	10.6	16.7

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Forecast % H/(L)

	01/00	02/01	03/02	04/03	05/04	06/05	07/06	08/07	CAGR

Operating Revenues

Passenger	(11.8)	6.5	15.4	7.1	3.8	3.5	5.5	4.9	5.8

Express	—	(26.0)	69.2	—	19.1	5.6	5.1	4.7	—

Other	(4.1)	6.5	15.4	7.1	3.8	3.5	5.5	4.9	7.2

Total	(12.6)	6.3	16.8	8.0	3.8	3.5	5.5	4.9	5.9

Operating Expenses

Salaries & Benefits	6.8	1.0	10.2	3.3	5.5	4.1	5.6	4.7	6.2

Fuel & Tax	(0.9)	(20.4)	6.0	4.7	5.1	4.6	5.7	6.4	6.7

Commissions & Fees	(5.1)	(3.0)	5.6	(1.6)	(4.3)	3.5	5.5	4.9	0.2

Aircraft Rent	7.6	(16.4)	5.8	5.4	4.7	4.9	6.5	3.7	6.7

Other Rent & Landing Fees	7.4	3.6	5.0	3.6	4.0	4.0	5.1	5.4	4.4

Maintenance Matl’s & Repairs	0.6	4.0	7.6	5.2	5.1	3.0	6.2	6.7	14.3

Depreciation	11.0	(18.7)	2.8	3.1	3.2	3.4	3.5	3.8	0.4

Other	(17.8)	2.7	3.4	4.1	3.8	3.6	4.9	5.0	6.3

Total	(0.2)	(5.4)	6.7	3.7	4.1	4.0	5.6	5.1	6.0

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

America West Holdings
Seven Year Plan
 Income Statement per ASM (cts)

	Actual

	1995	1996	1997	1998	1999	2000

Operating Revenues

Passenger	7.48	7.57	7.49	7.65	7.83	8.04

Express	—	—	—	0.00	0.01	0.01

Other	0.51	0.47	0.47	0.67	0.69	0.60

Total	7.98	8.04	7.96	8.32	8.53	8.65

Operating Expenses

Salaries & Benefits	1.97	1.78	1.77	1.85	1.93	2.06

Fuel & Tax	0.90	1.08	1.03	0.80	0.85	1.38

Commissions & Fees	1.03	1.05	1.02	0.87	0.84	0.72

Aircraft Rent	0.89	0.94	0.95	1.00	1.07	1.22

Other Rent & Landing Fees	0.56	0.52	0.51	0.49	0.47	0.48

Maintenance Matl’s & Repairs	0.34	0.58	0.62	0.75	0.84	0.95

Depreciation	0.42	0.36	0.31	0.29	0.28	0.29

Other	1.04	1.12	1.05	1.40	1.46	1.53

Total	7.13	7.43	7.27	7.46	7.74	8.63

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Forecast

	2001	2002	2003	2004	2005	2006	2007	2008

Operating Revenues

Passenger	7.25	7.50	8.38	8.82	8.94	9.08	9.20	9.36

Express	(0.10)	(0.12)	(0.04)	0.04	0.04	0.04	0.04	0.04

Other	0.58	0.60	0.68	0.71	0.72	0.73	0.74	0.75

Total	7.74	7.98	9.02	9.57	9.70	9.85	9.99	10.16

Operating Expenses

Salaries & Benefits	2.25	2.21	2.36	2.39	2.47	2.52	2.56	2.59

Fuel & Tax	1.39	1.08	1.11	1.14	1.17	1.20	1.22	1.26

Commissions & Fees	0.70	0.66	0.67	0.65	0.61	0.62	0.62	0.64

Aircraft Rent	1.34	1.09	1.12	1.16	1.18	1.22	1.24	1.25

Other Rent & Landing Fees	0.53	0.53	0.54	0.55	0.56	0.57	0.58	0.59

Maintenance Matl’s & Repairs	0.98	0.99	1.03	1.06	1.09	1.10	1.13	1.16

Depreciation	0.33	0.26	0.26	0.26	0.26	0.27	0.27	0.27

Other	1.28	1.28	1.28	1.31	1.33	1.35	1.36	1.38

Total	8.82	8.10	8.37	8.53	8.67	8.85	8.98	9.15

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

America West Holdings
Seven Year Plan
Income Statement per ASM

	Actual % H/(L)

	96/95	97/96	98/97	99/98	00/99

Operating Revenues

Passenger	1.3	(1.1)	2.1	2.4	2.7

Express	—	—	—	—	(8.1)

Other	(7.1)	(0.1)	43.2	3.0	(14.0)

Total	0.7	(1.1)	4.6	2.5	1.3

Operating Expenses

Salaries & Benefits	(9.3)	(0.5)	4.4	4.3	6.9

Fuel & Tax	20.4	(4.4)	(22.6)	6.4	61.9

Commissions & Fees	2.0	(2.2)	(14.8)	(4.1)	(14.0)

Aircraft Rent	4.6	1.4	5.9	6.6	14.1

Other Rent & Landing Fees	(7.1)	(2.1)	(3.4)	(3.9)	2.3

Maintenance Matl’s & Repairs	71.3	7.0	20.9	12.0	13.1

Depreciation	(13.3)	(15.1)	(4.8)	(3.8)	2.8

Other	8.0	(5.8)	33.0	4.2	4.7

Total	4.1	(2.1)	2.7	3.7	11.5

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Forecast % H/(L)

	01/00	02/01	03/02	04/03	05/04	06/05	07/06	08/07	CAGR

Operating Revenues

Passenger	(9.8)	3.4	11.8	5.2	1.3	1.5	1.4	1.7	1.7

Express	—	(22.3)	70.2	—	16.3	3.5	1.0	1.5	—

Other	(2.0)	3.4	11.8	5.2	1.3	1.5	1.4	1.7	3.1

Total	(10.5)	3.1	13.1	6.1	1.4	1.5	1.4	1.7	—

Operating Expenses

Salaries & Benefits	9.2	(1.9)	6.7	1.5	3.0	2.1	1.5	1.5	2.2

Fuel & Tax	1.3	(22.7)	2.7	2.9	2.6	2.6	1.6	3.1	2.6

Commissions & Fees	(3.1)	(5.8)	2.3	(3.3)	(6.5)	1.5	1.4	1.7	(3.6)

Aircraft Rent	10.0	(18.9)	2.4	3.6	2.2	2.9	2.3	0.5	2.6

Other Rent & Landing Fees	9.8	0.6	1.6	1.8	1.6	2.0	1.0	2.2	0.4

Maintenance Matl’s & Repairs	2.8	1.0	4.2	3.3	2.7	1.0	2.0	3.4	9.9

Depreciation	13.4	(21.1)	(0.4)	1.3	0.7	1.4	(0.5)	0.6	(3.4)

Other	(16.0)	(0.3)	0.2	2.2	1.3	1.6	0.8	1.8	2.3

Total	2.1	(8.1)	3.3	1.9	1.6	2.0	1.5	1.9	1.9

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

America West Holdings
Seven Year Plan
 Cash Flow ($ Mil)

	Actual

	1995	1996	1997	1998	1999	2000

Recurring Cash Flow

Pre-Tax Earnings	119	100	140	194	206	41

Engine Maintenance Expense	12	40	66	89	114	121

Engine Maintenance Cap Ex	(60)	(87)	(87)	(113)	(113)	(126)

Depreciation	81	78	72	71	73	78

Cap Ex	(47)	(69)	(68)	(64)	(119)	(98)

Cash Taxes	(1)	(0)	(0)	(21)	(56)	(10)

Accrued Taxes — Non Income Taxes	7	36	(41)	(9)	9	(2)

Change in Working Capital	49	(24)	(12)	(13)	(31)	(44)

Total	160	74	69	135	83	(39)

Aircraft Debt	(28)	(29)	(29)	(29)	(34)	(9)

Pre Delivery Deposits	—	—	—	—	—	—

Stabilization Loan	—	—	—	—	—	—

Other Debt	(80)	(51)	4	(43)	(43)	110

Equity Buy Back	(2)	(24)	(2)	(116)	(118)	(61)

Sale of Assets	—	—	—	6	94	51

Other	(9)	(18)	(46)	11	11	14

Total	(119)	(121)	(74)	(171)	(91)	106

Total Cash Flow	42	(48)	(4)	(36)	(8)	67

Ending Unrestricted Cash Balance	224	177	172	136	128	195

Ending Liquidity	224	177	242	226	228	195

75 Days Operating Expense

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Forecast

	2001	2002	2003	2004	2005	2006	2007	2008

Recurring Cash Flow

Pre-Tax Earnings	(204)	(67)	115	235	255	280	315	341

Engine Maintenance Expense	117	120	131	138	144	150	158	168

Engine Maintenance Cap Ex	(120)	(126)	(134)	(141)	(149)	(152)	(163)	(174)

Depreciation	87	71	73	75	77	80	83	86

Cap Ex	(116)	(90)	(95)	(98)	(103)	(107)	(113)	(119)

Cash Taxes	12	35	(2)	(4)	(23)	(101)	(116)	(125)

Accrued Taxes — Non Income Taxes	—	—	—	—	—	—	—	—

Change in Working Capital	51	(41)	(23)	(31)	(15)	(10)	1	7

Total	(174)	(98)	66	173	187	139	165	184

Aircraft Debt	(10)	(10)	(10)	(9)	(8)	(9)	(7)	(6)

Pre Delivery Deposits	16	—	(2)	2	(9)	—	—	49

Stabilization Loan	445	—	—	—	(111)	(111)	(111)	(111)

Other Debt	(11)	11	12	13	(80)	(30)	(30)	(196)

Equity Buy Back	—	—	—	—	—	—	—	—

Sale of Assets	71	—	—	—	—	—	—	—

Other	(17)	—	—	—	—	—	—	—

Total	495	2	1	6	(208)	(150)	(148)	(265)

Total Cash Flow	321	(96)	66	179	(21)	(10)	17	(81)

Ending Unrestricted Cash Balance	516	419	486	665	643	633	650	569

Ending Liquidity	516	419	486	665	643	633	650	569

75 Days Operating Expense	491	442	472	490	510	530	560	588

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

America West Holdings
Seven Year Plan
 Cash Flow Sensitivities ($ Mil)

•	Under downside scenarios, America West will still have the ability to repay the government guaranteed loan without deferring capital expenditures, advertising, or food expense. In all scenarios, $186 million of convertible debt is conservatively assumed to be repaid in cash rather than converted to stock

			Cash Balance at Year End

	2002	2003	2004	2005	2006	2007	2008

Base Case	419	486	665	643	633	650	569

2002 RASM 3% Lower	357	418	593	586	585	601	518

2003-2008 RASM 1% Lower	419	464	615	581	565	561	457

2004 RASM 3% Lower	419	486	583	572	575	590	506

2003-2008 Fuel Price 5% Higher	419	471	631	611	587	590	493

Combination of 4 Above Scenarios	358	381	429	361	382	388	264

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

America West Holdings
Seven Year Plan
Balance Sheet ($ Mil)

	Actual

	1995	1996	1997	1998	1999	2000

Assets

Current Assets

Unrestricted Cash	224	177	172	136	128	195

Accounts Receivable	69	106	88	96	118	153

Other	72	69	64	70	92	84

Total	365	352	324	302	338	431

Restricted Cash	32	26	57	35	36	35

Property, Plant & Equipment	602	671	695	762	708	754

Excess Reorganization Value	489	447	363	337	315	294

Deferred Taxes and Other Assets	100	102	107	89	111	55

Total Assets	1,589	1,598	1,547	1,525	1,507	1,569

Liabilities

Current Liabilities

Current Maturities of Long Term Debt	54	46	54	80	45	160

Current Maturities of Stabilization Loan	—	—	—	—	—	—

Accounts Payable	89	115	141	113	150	156

Air Traffic Liability	192	214	173	210	193	209

Accrued Taxes	34	72	36	43	23	17

Other	151	160	167	174	170	148

Total	521	608	571	620	581	690

Long Term Debt	374	330	273	208	155	146

Stabilization Loan	—	—	—	—	—	—

Other	44	37	20	27	56	66

Total Liabilities	939	975	863	856	793	901

Stockholders’ Equity

Common Stock and Paid-in-Capital	588	553	538	416	341	286

Retained Earnings	62	70	145	254	373	381

Total Stockholders’ Equity	649	623	684	669	714	667

Total Liabilities & Stockholders’ Equity	1,589	1,598	1,547	1,525	1,507	1,569

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Forecast

	2001	2002	2003	2004	2005	2006	2007	2008

Assets

Current Assets

Unrestricted Cash	516	419	486	665	643	633	650	569

Accounts Receivable	121	129	149	160	166	172	181	190

Other	144	126	126	138	140	136	121	100

Total	781	674	761	963	949	941	952	859

Restricted Cash	39	39	39	39	39	39	39	39

Property, Plant & Equipment	721	749	766	803	868	862	898	880

Excess Reorganization Value	272	272	272	272	272	272	272	272

Deferred Taxes and Other Assets	49	49	49	49	49	49	49	49

Total Assets	1,861	1,783	1,887	2,125	2,176	2,163	2,210	2,099

Liabilities

Current Liabilities

Current Maturities of Long Term Debt	99	12	1	106	82	45	211	6

Current Maturities of Stabilization Loan	—	—	—	111	111	111	111	—

Accounts Payable	191	148	158	164	170	177	187	197

Air Traffic Liability	199	189	182	175	168	161	153	144

Accrued Taxes	(82)	(70)	(25)	63	140	149	156	164

Other	143	145	138	131	124	117	111	104

Total	550	424	455	750	796	760	929	615

Long Term Debt	307	400	404	315	277	241	38	32

Stabilization Loan	445	445	445	334	223	111	(0)	—

Other	98	98	98	98	98	98	98	98

Total Liabilities	1,401	1,367	1,402	1,498	1,394	1,210	1,066	746

Stockholders’ Equity

Common Stock and Paid-in-Capital	288	288	288	288	288	288	288	288

Retained Earnings	172	128	196	339	494	664	856	1,064

Total Stockholders’ Equity	460	416	485	627	782	952	1,144	1,353

Total Liabilities & Stockholders’ Equity	1,861	1,783	1,887	2,125	2,176	2,163	2,210	2,099

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

America West Holdings
Seven Year Plan
Credit Ratios

	Actual

	1995	1996	1997	1998	1999	2000

Credit Ratio Definitions

EBITDAR

Operating Earnings	165	134	162	209	205	3

Aircraft Rent	174	202	223	244	277	331

Depreciation	81	78	72	71	73	78

EBITDAR	420	414	458	524	555	413

Fixed Charges

Aircraft Rent	174	202	223	244	277	331

Interest Expense	59	47	32	26	22	15

Fixed Charges	232	249	256	270	300	346

Net Debt

Long Term Debt	428	376	327	288	200	305

Aircraft Rent (x7)	1,215	1,416	1,564	1,709	1,941	2,317

Cash Balance	(224)	(177)	(172)	(136)	(128)	(195)

Net Debt	1,419	1,615	1,718	1,861	2,014	2,427

Capitalization

Net Debt	1,419	1,615	1,718	1,861	2,014	2,427

Equity	649	623	684	669	714	667

Capitalization	2,068	2,238	2,402	2,530	2,728	3,094

Credit Ratios

Fixed Charge Ratio

EBITDAR	420	414	458	524	555	413

Fixed Charges	232	249	256	270	300	346

Fixed Charge Ratio	1.81	1.66	1.79	1.94	1.85	1.19

Debt Coverage Ratio

Net Debt	1,419	1,615	1,718	1,861	2,014	2,427

EBITDAR	420	414	458	524	555	413

Debt Coverage Ratio	3.38	3.90	3.76	3.55	3.63	5.88

Leverage Ratio

Net Debt	1,419	1,615	1,718	1,861	2,014	2,427

Capitalization	2,068	2,238	2,402	2,530	2,728	3,094

Leverage Ratio (%)	68.6	72.2	71.5	73.5	73.8	78.4

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Forecast

	2001	2002	2003	2004	2005	2006	2007	2008

Credit Ratio Definitions

EBITDAR

Operating Earnings	(287)	(34)	183	298	303	302	317	327

Aircraft Rent	356	298	315	332	347	364	388	402

Depreciation	87	71	73	75	77	80	83	86

EBITDAR	156	335	571	705	728	747	787	815

Fixed Charges

Aircraft Rent	356	298	315	332	347	364	388	402

Interest Expense	26	72	92	97	89	65	45	27

Fixed Charges	382	370	407	429	436	429	433	430

Net Debt

Long Term Debt	851	856	850	866	693	508	361	38

Aircraft Rent (x7)	2,494	2,084	2,204	2,324	2,432	2,551	2,717	2,816

Cash Balance	(516)	(419)	(486)	(665)	(643)	(633)	(650)	(569)

Net Debt	2,830	2,521	2,568	2,525	2,482	2,427	2,427	2,285

Capitalization

Net Debt	2,830	2,521	2,568	2,525	2,482	2,427	2,427	2,285

Equity	460	416	485	627	782	952	1,144	1,353

Capitalization	3,290	2,937	3,053	3,152	3,264	3,379	3,572	3,638

Credit Ratios

Fixed Charge Ratio

EBITDAR	156	335	571	705	728	747	787	815

Fixed Charges	382	370	407	429	436	429	433	430

Fixed Charge Ratio	0.41	0.91	1.40	1.64	1.67	1.74	1.82	1.90

Debt Coverage Ratio

Net Debt	2,830	2,521	2,568	2,525	2,482	2,427	2,427	2,285

EBITDAR	156	335	571	705	728	747	787	815

Debt Coverage Ratio	18.12	7.53	4.50	3.58	3.41	3.25	3.08	2.80

Leverage Ratio

Net Debt	2,830	2,521	2,568	2,525	2,482	2,427	2,427	2,285

Capitalization	3,290	2,937	3,053	3,152	3,264	3,379	3,572	3,638

Leverage Ratio (%)	86.0	85.8	84.1	80.1	76.0	71.8	68.0	62.8

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

Demand/Supply Assumptions

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

America West Holdings
Seven Year Plan
Industry Demand/Supply

• Industry domestic passenger revenues have grown at an average rate of 7.1% per year since 1983 and 5.5% per year since 1992

  -

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

America West Holdings
Seven Year Plan
Industry Demand/Supply

•	Industry domestic ASMs have grown at an average rate of 4.9% per year since 1983 and 2.2% per year since 1992

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

America West Holdings
Seven Year Plan
Industry Demand/Supply

•	Passenger RASM has grown at an average rate of 2.1% per year since 1983 and 3.3% per year since 1992

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

America West Holdings
Seven Year Plan
Industry Demand/Supply

•	For the airline industry, RASM generally decreases as a function of average flight distance (stage length)

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

America West Holdings
Seven Year Plan
Industry Demand/Supply

•	When adjusted for a growing industry stage length, passenger RASM has grown at an average rate of 2.2% per year since 1983 and 3.6% per year since 1992

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

America West Holdings
Seven Year Plan
Industry Demand/Supply

•	A base case forecast for 2001-2004 industry RASM conservatively assumes growth of 2.0% per year (vs. 3.6% average since 1992)

		Base Case Indices					% H/(L) YOY

		1Q	2Q	3Q	4Q	Total	1Q	2Q	3Q	4Q	Total

Revenues	2000	100.0	100.0	100.0	100.0	400.0

	2001	104.0	104.0	104.0	104.0	416.0	4.0	4.0	4.0	4.0	4.0

	2002	108.2	108.2	108.2	108.2	432.6	4.0	4.0	4.0	4.0	4.0

	2003	112.5	112.5	112.5	112.5	449.9	4.0	4.0	4.0	4.0	4.0

	2004	117.0	117.0	117.0	117.0	467.9	4.0	4.0	4.0	4.0	4.0

ASMs	2000	100.0	100.0	100.0	100.0	400.0

	2001	102.0	102.0	102.0	102.0	408.0	2.0	2.0	2.0	2.0	2.0

	2002	104.0	104.0	104.0	104.0	416.2	2.0	2.0	2.0	2.0	2.0

	2003	106.1	106.1	106.1	106.1	424.5	2.0	2.0	2.0	2.0	2.0

	2004	108.2	108.2	108.2	108.2	433.0	2.0	2.0	2.0	2.0	2.0

RASM	2000	1.00	1.00	1.00	1.00	1.00

	2001	1.02	1.02	1.02	1.02	1.02	2.0	2.0	2.0	2.0	2.0

	2002	1.04	1.04	1.04	1.04	1.04	2.0	2.0	2.0	2.0	2.0

	2003	1.06	1.06	1.06	1.06	1.06	2.0	2.0	2.0	2.0	2.0

	2004	1.08	1.08	1.08	1.08	1.08	2.0	2.0	2.0	2.0	2.0

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

America West Holdings
Seven Year Plan
Industry Demand/Supply

•	From the base case, revenues are adjusted down 40% in 4Q01, ramping back up to 97% of the base case by 3Q03 where it remains indefinitely

•	From the base case, ASMs are adjusted down 15% in 4Q01, ramping back up to 100% of the base case by 2Q03 where it remains indefinitely

•	The assumption that ASMs will return to the base case while revenues do not is conservative

		Adjustment to Base Case Indices

		1Q	2Q	3Q	4Q	Total

Revenues	2000	1.00	1.00	1.00	1.00	1.00

	2001	1.00	0.87	0.77	0.61	0.81

	2002	0.70	0.78	0.85	0.89	0.80

	2003	0.92	0.95	0.97	0.97	0.95

	2004	0.97	0.97	0.97	0.97	0.97

ASMs	2000	1.00	1.00	1.00	1.00	1.00

	2001	1.00	1.00	0.96	0.85	0.95

	2002	0.88	0.88	0.93	0.96	0.91

	2003	0.98	1.00	1.00	1.00	1.00

	2004	1.00	1.00	1.00	1.00	1.00

RASM	2000	1.00	1.00	1.00	1.00	1.00

	2001	1.00	0.87	0.80	0.72	0.85

	2002	0.80	0.89	0.91	0.93	0.88

	2003	0.94	0.95	0.97	0.97	0.96

	2004	0.97	0.97	0.97	0.97	0.97

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

America West Holdings
Seven Year Plan
Industry Demand/Supply

•	The resulting industry RASM growth, before a security fee adjustment, is 5.5% in 2002 and 10.6% in 2003 following a 13.0% drop in 2001

		Adjusted Indices					% H/(L) YOY

		1Q	2Q	3Q	4Q	Total	1Q	2Q	3Q	4Q	Total

Revenues	2000	100.0	100.0	100.0	100.0	400.0

	2001	104.0	90.5	80.1	63.5	338.1	4.0	(9.5)	(19.9)	(36.5)	(15.5)

	2002	75.7	84.4	91.9	96.3	348.2	(27.2)	(6.8)	14.8	51.6	3.0

	2003	103.4	106.9	109.1	109.1	428.5	36.7	26.7	18.7	13.3	23.1

	2004	113.4	113.5	113.5	113.5	453.8	9.7	6.2	4.0	4.0	5.9

ASMs	2000	100.0	100.0	100.0	100.0	400.0

	2001	102.0	102.0	97.9	86.7	388.6	2.0	2.0	(2.1)	(13.3)	(2.8)

	2002	91.3	91.6	96.8	99.9	379.5	(10.5)	(10.2)	(1.2)	15.2	(2.4)

	2003	104.0	106.1	106.1	106.1	422.4	13.9	15.9	9.7	6.3	11.3

	2004	108.2	108.2	108.2	108.2	433.0	4.1	2.0	2.0	2.0	2.5

RASM	2000	1.00	1.00	1.00	1.00	1.00

	2001	1.02	0.89	0.82	0.73	0.87	2.0	(11.3)	(18.2)	(26.7)	(13.0)

	2002	0.83	0.92	0.95	0.96	0.92	(18.7)	3.9	16.2	31.6	5.5

	2003	0.99	1.01	1.03	1.03	1.01	20.0	9.3	8.2	6.7	10.6

	2004	1.05	1.05	1.05	1.05	1.05	5.4	4.1	2.0	2.0	3.3

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

America West Holdings
Seven Year Plan
Industry Demand/Supply ($ Bil)

•	The federalization of airport security will result in fees added to passenger ticket prices. The fees will result in a direct reduction of revenues available to airlines

	2000	2001	2002	2003	2004	2005	2006	2007	2008

Industry Passenger Revenue	66	56	58	71	75	78	82	85	88

Industry ASMs	650	631	616	686	703	717	731	746	761

Industry Passenger RASM Unadjusted	10.14	8.83	9.31	10.29	10.63	10.84	11.06	11.27	11.49

Security Adjustment	—	—	(0.18)	(0.20)	(0.20)	(0.21)	(0.21)	(0.21)	(0.22)

Industry Passenger RASM (cts)	10.14	8.83	9.13	10.10	10.43	10.64	10.85	11.06	11.28

	01/00	02/01	03/02	04/03	05/04	06/05	07/06	08/07	CAGR

Industry Passenger Revenue	(15.5)	3.0	23.1	5.9	4.0	4.0	4.0	4.0	3.6

Industry ASMs	(2.8)	(2.4)	11.3	2.5	2.0	2.0	2.0	2.0	2.0

Industry Passenger RASM Unadjusted	(13.0)	5.5	10.6	3.3	2.0	2.0	2.0	2.0	1.6

Security Adjustment	—	(2.0)	—	—	—	—	—	—	—

Industry Passenger RASM (cts)	(13.0)	3.5	10.6	3.3	2.0	2.0	2.0	2.0	1.3

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

America West Holdings
Seven Year Plan
Industry Demand/Supply

•	To graphically recap, using the historical average growth rate of 3.6% beyond 2000, the industry’s RASM would reach 13.60 cents by 2008

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

America West Holdings
Seven Year Plan
Industry Demand/Supply

•	The seven year plan has conservatively reduced the growth rate from 3.6% per year to 2.0% per year resulting in a 2008 RASM of 11.96 cents

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

America West Holdings
Seven Year Plan
Industry Demand/Supply

•	Finally, adjusting for a 2001-2003 downturn and a less-than-full recovery in this plan, the industry’s RASM only reaches 11.28 cents by 2008

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

America West Holdings
Seven Year Plan
Industry Demand/Supply

•	The forecast for industry RASM growth used in the Seven Year Plan is below industry analyst estimates

	Industry

	2002	2003	Total

America West’s Seven Year Plan	3.5	10.6	14.4

CSFB	3.9

Deutsche Bank	5.1	10.0	15.6

Goldman Sachs	13.0	4.0	17.5

Salomon Smith Barney	18.6

UBS Warburg	7.7

Analyst Average	9.7	7.0	16.6

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

America West Holdings
Seven Year Plan
Mainline Fleet

•	America West will reduce its aircraft fleet from 150 to 136 aircraft immediately to right-size the airline. Although this plan assumes a reduction of one A320, two 737-200s and eleven 737-300s, the actual mix of retirements may differ

•	America West will take delivery of four existing-commitment aircraft in 2002 and four in 2003, all of which are either fully financed or can be deferred to 2005 should an environment exist where financing is not available

•	America West will take delivery of one existing-commitment A319 in 4Q04, one A320 in 4Q04 and 15 A318s in 2005/2006, all of which are assumed to be fully financed

•	Fifteen not-yet-ordered aircraft are assumed to be delivered in 2006, 2007 and 2008 and assumed to be fully financed. These aircraft would be ordered only if economic and industry conditions warrant such purchases and are shown under the A319 category in this plan

•	All of the assumed financing is through operating leases which are backed by enhanced equipment trust certificates (EETC), a vehicle that has been both available and efficient to airlines of all credit ratings

			Revised
	# of Seats	2001	2001	2002	2003	2004	2005	2006	2007	2008

A318	110	—	—	—	—	—	5	15	15	15

A319	124	31	31	32	32	33	33	38	43	48

A320	150	47	46	49	53	54	54	54	54	54

737-200	113	14	12	12	12	12	10	—	—	—

737-300	134	45	34	34	34	34	34	34	34	34

757	190	13	13	13	13	13	13	13	13	13

Total		150	136	140	144	146	149	154	159	164

Avg Age of Fleet		9.9	9.4	10.1	10.8	11.6	12.1	11.1	11.7	12.3

[Additional columns below]

[Continued from above table, first column(s) repeated]

	02/01	03/02	04/03	05/04	06/05	07/06	08/07

A318	—	—	—	5	10	—	—

A319	1	—	1	—	5	5	5

A320	3	4	1	—	—	—	—

737-200	—	—	—	(2)	(10)	—	—

737-300	—	—	—	—	—	—	—

757	—	—	—	—	—	—	—

Total	4	4	2	3	5	5	5

Avg Age of Fleet

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

America West Holdings
Seven Year Plan
Mainline Statistics

•	America West’s operating statistics are driven by a bottom up route by route forecast (see appendix)

•	Most of America West’s modest growth will continue to be in the form of frequency additions to existing markets in order to continue improving hub connectivity and patterns of service

	2001	2002	2003	2004	2005	2006	2007	2008

Equivalent Aircraft	141.8	138.8	142.5	144.5	149.0	152.3	157.3	162.3

Block Hours (000)	511	517	533	541	556	569	590	610

Departures (000)	213	215	221	224	227	231	236	243

ASMs (bil)	26.5	27.3	28.2	28.7	29.4	30.0	31.2	32.2

Average Utilization (hrs)	10.0	10.3	10.4	10.4	10.3	10.4	10.4	10.4

Average Seats	140.3	142.4	142.5	142.6	142.0	141.4	140.9	140.4

Aircraft Stage Length (miles)	888	893	898	901	915	925	938	944

Passenger Stage Length (miles)	968	974	979	983	998	1,009	1,023	1,030

	02/01	03/02	04/03	05/04	06/05	07/06	08/07	CAGR

Equivalent Aircraft	(2.1)	2.7	1.4	3.1	2.2	3.3	3.2	1.9

Block Hours (000)	1.2	3.0	1.7	2.7	2.4	3.6	3.5	2.6

Departures (000)	0.8	2.6	1.3	1.6	1.6	2.5	2.9	1.9

ASMs (bil)	3.0	3.3	1.8	2.4	2.0	4.1	3.1	2.8

Average Utilization (hrs)	3.6	0.3	0.2	(0.4)	0.2	0.3	0.3	0.6

Average Seats	1.5	0.1	0.0	(0.4)	(0.4)	(0.4)	(0.4)	0.0

Aircraft Stage Length (miles)	0.5	0.6	0.4	1.5	1.0	1.4	0.6	0.9

Passenger Stage Length (miles)	0.6	0.6	0.4	1.5	1.0	1.4	0.6	0.9

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

America West Holdings
Seven Year Plan
Express Fleet

•	The Express fleet is driven by the current contracts with Mesa Airlines and Chautauqua Airlines

	# of Seats	2001	2002	2003	2004	2005	2006	2007	2008

Mesa Fleet

Beech 1900	19	5	—	—	—	—	—	—	—

Dash 8	37	12	12	12	12	12	12	12	12

CRJ - 200	50	25	25	25	25	25	25	25	25

CRJ - 700	64	—	8	15	15	15	15	15	15

CRJ - 900	80	—	—	14	25	25	25	25	25

Total		42	45	66	77	77	77	77	77

Chautauqua Fleet

Embraer 145	50	4	12	12	12	12	12	12	12

	02/01	03/02	04/03	05/04	06/05	07/06	08/07

Mesa Fleet

Beech 1900	(5)	—	—	—	—	—	—

Dash 8	—	—	—	—	—	—	—

CRJ - 200	—	—	—	—	—	—	—

CRJ - 700	8	7	—	—	—	—	—

CRJ - 900	—	14	11	—	—	—	—

Total	3	21	11	—	—	—	—

Chautauqua Fleet

Embraer 145	8	—	—	—	—	—	—

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

America West Holdings
Seven Year Plan
Express Statistics

•	The fleet assumptions for utilization and stats per aircraft drive Express’ operating statistics

	2001	2002	2003	2004	2005	2006	2007	2008

Mesa Statistics

Equivalent Aircraft	40.8	40.3	53.8	75.8	77.0	77.0	77.0	77.0

Block Hours (000)	132	125	167	235	238	238	238	238

Departures (000)	87	77	106	148	150	150	150	150

ASMs (bil)	1.6	1.8	2.7	4.1	4.2	4.2	4.2	4.2

Fuel Price (cts)	93.2	73.9	75.9	77.8	79.9	82.0	84.1	86.3

Average Utilization (hrs)	8.9	8.5	8.5	8.5	8.5	8.5	8.5	8.5

Average Seats	41	47	53	60	60	60	60	60

Aircraft Stage Length (miles)	408	473	467	459	459	459	459	459

Passenger Stage Length (miles)	453	526	519	511	510	510	510	510

Chautauqua Statistics

Equivalent Aircraft	1.3	9.0	12.0	12.0	12.0	12.0	12.0	12.0

Block Hours (000)	4	26	35	35	35	35	35	35

Departures (000)	2	17	22	22	22	22	22	22

ASMs (bil)	0.1	0.4	0.5	0.5	0.5	0.5	0.5	0.5

Fuel Price (cts)	93.2	73.9	75.9	77.8	79.9	82.0	84.1	86.3

Average Utilization (hrs)	8.3	8.0	8.0	8.0	8.0	8.0	8.0	8.0

Average Seats	50	50	50	50	50	50	50	50

Aircraft Stage Length (miles)	434	475	475	475	475	475	475	475

Passenger Stage Length (miles)	434	475	475	475	475	475	475	475

[Additional columns below]

[Continued from above table, first column(s) repeated]

	02/01	03/02	04/03	05/04	06/05	07/06	08/07	CAGR

Mesa Statistics

Equivalent Aircraft	(1.1)	33.5	40.8	1.7	—	—	—	9.5

Block Hours (000)	(4.8)	33.1	40.5	1.6	—	—	—	8.8

Departures (000)	(11.5)	37.4	39.8	1.6	—	—	—	8.1

ASMs (bil)	11.3	50.7	53.5	2.1	—	—	—	14.8

Fuel Price (cts)	(20.6)	2.6	2.6	2.6	2.6	2.6	2.6	(1.1)

Average Utilization (hrs)	(3.8)	(0.3)	(0.2)	(0.0)	—	—	—	(0.6)

Average Seats	13.4	13.1	12.7	0.5	—	—	—	5.5

Aircraft Stage Length (miles)	16.1	(1.4)	(1.6)	(0.1)	—	—	—	1.7

Passenger Stage Length (miles)	16.1	(1.4)	(1.6)	(0.1)	—	—	—	1.7

Chautauqua Statistics

Equivalent Aircraft	—	33.3	—	—	—	—	—	38.1

Block Hours (000)	—	33.3	—	—	—	—	—	37.5

Departures (000)	—	33.3	—	—	—	—	—	36.9

ASMs (bil)	—	33.3	—	—	—	—	—	38.7

Fuel Price (cts)	(20.6)	2.6	2.6	2.6	2.6	2.6	2.6	(1.1)

Average Utilization (hrs)	(3.1)	—	—	—	—	—	—	(0.4)

Average Seats	—	—	—	—	—	—	—	—

Aircraft Stage Length (miles)	9.4	—	—	—	—	—	—	1.3

Passenger Stage Length (miles)	9.4	—	—	—	—	—	—	1.3

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

Operating Revenue Assumptions

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

America West Holdings
Seven Year Plan
Passenger Revenue ($ Mil)

•	Over the past five years, America West has steadily improved its unit revenue performance versus the industry as a result of growing its market share versus Southwest in Phoenix and improving its revenue management capabilities

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

America West Holdings
Seven Year Plan
Passenger Revenue ($ Mil)

•	Using the industry’s RASM growth as a starting point, America West’s RASM growth is adjusted for America West’s stage length change and Express growth

•	Despite America West’s steady outperformance of the industry during the past five years in RASM growth, no further outperformance is assumed

•	The result is a 1.9% annual increase in AWA’s adjusted nominal RASM growth projected over the six-year period

•	Load factors are assumed to remain constant at 70.0% after 2002

•	Yields are determined by the RASM and load factor assumptions

	2000	2001	2002	2003	2004	2005	2006	2007	2008

Industry Passenger RASM (cts)	10.14	8.83	9.13	10.10	10.43	10.64	10.85	11.06	11.28

Stage Length

Improvement versus Industry

Express Growth

AWA Passenger RASM (cts)	8.04	7.25	7.50	8.38	8.82	8.94	9.08	9.20	9.36

Load Factor (%)	70.5	71.8	70.0	70.0	70.0	70.0	70.0	70.0	70.0

Yield (cts)	11.40	10.10	10.71	11.97	12.60	12.77	12.97	13.15	13.37

RPMs (bil)	19.1	19.0	19.1	19.7	20.1	20.6	21.0	21.8	22.5

ASMs (bil)	27.1	26.5	27.3	28.2	28.7	29.4	30.0	31.2	32.2

Passenger Revenue	2,180	1,922	2,047	2,363	2,531	2,627	2,720	2,870	3,011

[Additional columns below]

[Continued from above table, first column(s) repeated]

	01/00	02/01	03/02	04/03	05/04	06/05	07/06	08/07	CAGR

Industry Passenger RASM (cts)	(13.0)	3.5	10.6	3.3	2.0	2.0	2.0	2.0	1.3

Stage Length	(0.8)	(0.2)	(0.2)	(0.2)	(0.6)	(0.4)	(0.6)	(0.3)	(0.4)

Improvement versus Industry	4.0	—	—	—	—	—	—	—	0.5

Express Growth	—	0.1	1.5	2.1	—	—	—	—	0.5

AWA Passenger RASM (cts)	(9.8)	3.4	11.8	5.2	1.3	1.5	1.4	1.7	1.9

Load Factor (%)	1.9	(2.5)	—	—	—	—	—	—	(0.1)

Yield (cts)	(11.4)	6.1	11.8	5.2	1.3	1.5	1.4	1.7	2.0

RPMs (bil)	(0.4)	0.4	3.3	1.8	2.4	2.0	4.1	3.2	2.1

ASMs (bil)	(2.1)	3.0	3.3	1.8	2.4	2.0	4.1	3.1	2.2

Passenger Revenue	(11.8)	6.5	15.4	7.1	3.8	3.5	5.5	4.9	4.1

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

America West Holdings
Seven Year Plan
Express Revenue ($ Mil)

•	America West’s agreements with Mesa and Chautauqua are such that America West bears most of the revenue risk and pays Mesa and Chautauqua for their costs and a small percentage of revenues

•	Using the industry’s RASM growth as a starting point, Express’ passenger RASM growth is adjusted for stage length changes

•	Total RASM is lower than passenger RASM, reflecting revenue share payments made to Mesa and Chautauqua

	2000	2001	2002	2003	2004	2005	2006	2007	2008

Mesa RASM

Industry Passenger RASM (cts)	10.14	8.83	9.13	10.10	10.43	10.64	10.85	11.06	11.28

Stage Length

Improvement versus Industry

Passenger RASM (cts)	13.82	11.80	11.46	12.73	13.23	13.50	13.76	14.03	14.31

Load Factor (%)	56.9	54.4	54.4	54.4	54.4	54.4	54.4	54.4	54.4

Total Yield (cts)	23.06	20.55	20.15	22.39	23.27	23.74	24.20	24.68	25.16

RPMs (bil)	0.8	0.9	1.0	1.4	2.2	2.3	2.3	2.3	2.3

Total RASM (cts)	13.11	11.19	10.97	12.19	12.67	12.92	13.17	13.43	13.69

Chautauqua RASM

Industry Passenger RASM (cts)	10.14	8.83	9.13	10.10	10.43	10.64	10.85	11.06	11.28

Stage Length

Improvement versus Industry

Passenger RASM (cts)	—	7.65	7.63	8.43	8.71	8.88	9.06	9.23	9.42

Load Factor (%)	—	50.0	50.0	50.0	50.0	50.0	50.0	50.0	50.0

Total Yield (cts)	—	14.02	14.19	15.68	16.20	16.52	16.85	17.18	17.51

RPMs (bil)	—	0.0	0.2	0.3	0.3	0.3	0.3	0.3	0.3

Total RASM (cts)	—	7.01	7.09	7.84	8.10	8.26	8.42	8.59	8.76

[Additional columns below]

[Continued from above table, first column(s) repeated]

	01/00	02/01	03/02	04/03	05/04	06/05	07/06	08/07	CAGR

Mesa RASM

Industry Passenger RASM (cts)	(13.0)	3.5	10.6	3.3	2.0	2.0	2.0	2.0	1.3

Stage Length	(2.0)	(6.4)	0.6	0.6	0.0	—	—	—	(0.9)

Improvement versus Industry	(0.4)	—	—	—	—	—	—	—	(0.1)

Passenger RASM (cts)	(14.6)	(2.9)	11.1	3.9	2.0	2.0	2.0	2.0	0.4

Load Factor (%)	(4.3)	—	—	—	—	—	—	—	(0.5)

Total Yield (cts)	(10.9)	(1.9)	11.1	3.9	2.0	2.0	2.0	2.0	1.1

RPMs (bil)	9.2	11.3	50.7	53.5	2.1	—	—	—	14.1

Total RASM (cts)	(14.7)	(1.9)	11.1	3.9	2.0	2.0	2.0	2.0	0.5

Chautauqua RASM

Industry Passenger RASM (cts)	(13.0)	3.5	10.6	3.3	2.0	2.0	2.0	2.0	1.3

Stage Length	—	(3.8)	—	—	—	—	—	—	(0.5)

Improvement versus Industry	—	—	—	—	—	—	—	—	—

Passenger RASM (cts)	—	(0.3)	10.6	3.3	2.0	2.0	2.0	2.0	3.0

Load Factor (%)	—	—	—	—	—	—	—	—	—

Total Yield (cts)	—	1.2	10.6	3.3	2.0	2.0	2.0	2.0	3.2

RPMs (bil)	—	—	33.3	—	—	—	—	—	38.7

Total RASM (cts)	—	1.2	10.6	3.3	2.0	2.0	2.0	2.0	3.2

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

America West Holdings
Seven Year Plan
Express Revenue ($ Mil)

•	Express expenses are driven by contractual unit costs and Express operating statistics

•	The Express revenue line in America West’s income statement reflects both expenses and on-board revenues. Beyond revenues for Express passengers traveling on America West’s mainline system appear in America West’s passenger revenue

	1999	2000	2001	2002	2003	2004	2005

Mesa Contribution

Mesa RASM (cts)	11.57	13.00	11.19	10.97	12.19	12.67	12.92

Mesa CASM (cts)	11.20	12.66	12.76	12.25	12.17	12.16	12.37

Mesa Revenue	123	182	177	193	324	516	538

Mesa Expense	119	177	202	216	323	496	515

Mesa Contribution	4	5	(25)	(23)	0	21	23

Mesa On-Board Margin (%)	3.2	2.6	(14.1)	(11.7)	0.1	4.0	4.2

Chautauqua Contribution

Chautauqua RASM (cts)			7.01	7.09	7.84	8.10	8.26

Chautauqua CASM (cts)			10.55	9.97	9.90	10.07	10.25

Chautauqua Revenue			4	28	41	42	43

Chautauqua Expense			6	39	52	53	54

Chautauqua Contribution			(2)	(11)	(11)	(10)	(10)

Chautauqua On-Board Margin (%)			(50.5)	(40.6)	(26.3)	(24.3)	(24.0)

Express Contribution

Express RASM (cts)	11.57	13.00	11.05	10.26	11.47	12.15	12.40

Express CASM (cts)	11.20	12.66	12.69	11.83	11.80	11.92	12.13

Express Revenue	123	182	181	221	365	559	581

Express Expense	119	177	208	255	375	548	568

Express Contribution	4	5	(27)	(34)	(10)	10	12

Express On-Board Margin (%)	3.2	2.6	(14.9)	(15.3)	(2.9)	1.9	2.1

	2006	2007	2008	00/99	01/00	02/01

Mesa Contribution

Mesa RASM (cts)	13.17	13.43	13.69	12.3	(13.9)	(1.9)

Mesa CASM (cts)	12.61	12.85	13.09	13.0	0.8	(4.0)

Mesa Revenue	548	559	570	48.6	(2.8)	9.1

Mesa Expense	525	535	545	49.4	13.9	6.8

Mesa Contribution	24	24	25	22.1	—	9.8

Mesa On-Board Margin (%)	4.3	4.4	4.4	(17.8)	—	17.3

Chautauqua Contribution

Chautauqua RASM (cts)	8.42	8.59	8.76			1.2

Chautauqua CASM (cts)	10.42	10.61	10.80			(5.5)

Chautauqua Revenue	44	45	46			—

Chautauqua Expense	55	56	57			—

Chautauqua Contribution	(10)	(11)	(11)			—

Chautauqua On-Board Margin (%)	(23.8)	(23.5)	(23.3)			19.6

Express Contribution

Express RASM (cts)	12.64	12.89	13.14	12.3	(15.0)	(7.1)

Express CASM (cts)	12.36	12.60	12.84	13.0	0.3	(6.8)

Express Revenue	592	604	616	48.6	(0.8)	22.3

Express Expense	579	590	601	49.4	17.0	22.8

Express Contribution	13	14	14	22.1	—	(26.0)

Express On-Board Margin (%)	2.2	2.3	2.3	(17.8)	—	(3.0)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	03/02	04/03	05/04	06/05	07/06	08/07	CAGR

Mesa Contribution

Mesa RASM (cts)	11.1	3.9	2.0	2.0	2.0	2.0	2.9

Mesa CASM (cts)	(0.6)	(0.1)	1.7	1.9	1.9	1.9	0.4

Mesa Revenue	67.4	59.6	4.1	2.0	2.0	2.0	18.2

Mesa Expense	49.8	53.3	3.9	1.9	1.9	1.9	15.2

Mesa Contribution	—	—	9.9	3.4	3.3	3.1	—

Mesa On-Board Margin (%)	—	—	5.6	1.4	1.3	1.2	—

Chautauqua Contribution

Chautauqua RASM (cts)	10.6	3.3	2.0	2.0	2.0	2.0	3.2

Chautauqua CASM (cts)	(0.7)	1.7	1.7	1.7	1.8	1.8	0.3

Chautauqua Revenue	47.4	3.3	2.0	2.0	2.0	2.0	43.2

Chautauqua Expense	32.4	1.7	1.7	1.7	1.8	1.8	39.2

Chautauqua Contribution	4.5	4.5	(0.7)	(0.8)	(1.0)	(1.1)	—

Chautauqua On-Board Margin (%)	35.2	7.5	1.2	1.1	1.0	0.8	—

Express Contribution

Express RASM (cts)	11.8	5.9	2.1	2.0	2.0	2.0	2.5

Express CASM (cts)	(0.3)	1.0	1.8	1.9	1.9	1.9	0.2

Express Revenue	64.9	53.2	3.9	2.0	2.0	2.0	19.1

Express Expense	47.1	46.2	3.7	1.9	1.9	1.9	16.4

Express Contribution	69.2	—	19.1	5.6	5.1	4.7	—

Express On-Board Margin (%)	81.3	—	14.5	3.5	3.1	2.7	—

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

America West Holdings
Seven Year Plan
Other Revenue ($ Mil)

•	The Leisure Company (TLC) is a subsidiary of America West Holdings which sells vacation packages comprised of America West Airlines seats, hotel rooms and ground transportation primarily to Las Vegas

•	TLC margin is calculated as package revenues net of direct costs for air, hotel, and ground transportation

•	Beyond 2002, cargo, TLC, and inflight/fee revenues are driven by passenger revenues

	2001	2002	2003	2004	2005	2006	2007	2008

Cargo Revenue/Psgr Rev	1.8%	1.8%	1.8%	1.8%	1.8%	1.8%	1.8%	1.8%

TLC Margin/Psgr Rev	2.3%	2.3%	2.3%	2.3%	2.3%	2.3%	2.3%	2.3%

Inflight/Fee Revenue/Psgr Rev	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%

Passenger Revenue	1,922	2,047	2,363	2,531	2,627	2,720	2,870	3,011

Cargo Revenue	34	36	42	45	47	48	51	54

TLC Margin	45	48	55	59	61	63	67	70

Inflight/Fee Revenue	76	81	94	100	104	108	114	119

Other Revenue	155	165	191	204	212	219	232	243

	02/01	03/02	04/03	05/04	06/05	07/06	08/07	CAGR

Cargo Revenue/Psgr Rev	—	—	—	—	—	—	—	—

TLC Margin/Psgr Rev	—	—	—	—	—	—	—	—

Inflight/Fee Revenue/Psgr Rev	—	—	—	—	—	—	—	—

Passenger Revenue	6.5	15.4	7.1	3.8	3.5	5.5	4.9	6.6

Cargo Revenue	6.5	15.4	7.1	3.8	3.5	5.5	4.9	6.6

TLC Margin	6.5	15.4	7.1	3.8	3.5	5.5	4.9	6.6

Inflight/Fee Revenue	6.5	15.4	7.1	3.8	3.5	5.5	4.9	6.6

Other Revenue	6.5	15.4	7.1	3.8	3.5	5.5	4.9	6.6

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

Operating Expense Assumptions

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

America West Holdings
Seven Year Plan
Salaries & Benefits Expense ($ Mil)

•	America West’s flight attendants, mechanics, and ramp agents are unionized with existing contracts that become amendable in 2004, 2003, and 2005 respectively. America West’s pilot contract is currently amendable and negotiations are ongoing

•	These union contracts include wage scales which step up pay rates as a function of company seniority

•	Individual union employees thus receive pay increases through contractual scale increases as well as seniority steps

•	The effect of seniority steps is offset somewhat by the attrition of more senior employees

•	The productivity gains in 2002 reflect management lay-offs and inefficiencies seen in 2001 as a result of the abrupt shutdown/downsizing of the airline

•	The productivity loss in 2002 for passenger agents reflects increased security measures

•	Reservation agent productivity gains beyond 2002 reflect an ongoing shift of distribution to the Internet
•	Other salary productivity gains beyond 2002 result from management/clerical functions not growing as quickly as capacity

	02/01	03/02	04/03	05/04	06/05	07/06	08/07	CAGR

Pilot Salaries/Block Hour

Rate	2.0	15.0	—	3.0	—	3.0	—	3.2

Seniority Steps	6.1	5.1	3.8	3.4	3.3	3.3	3.3	4.0

Mix	(3.2)	(2.8)	(2.5)	(2.5)	(2.6)	(2.6)	(2.6)	(2.7)

Productivity/Other	(3.0)	—	—	—	—	—	—	(0.4)

Total	1.9	17.3	1.3	3.9	0.7	3.7	0.7	4.1

Block Hours	1.2	3.0	1.7	2.7	2.4	3.6	3.5	2.6

Pilot Salaries	3.1	20.3	3.0	6.6	3.1	7.3	4.2	6.7

Flight Attendant Salaries/Block Hour Rate	0.7	3.6	—	10.0	—	3.0	—	2.4

Seniority Steps	3.3	3.1	2.5	2.4	2.6	2.6	2.6	2.7

Mix	(2.5)	(1.6)	(1.6)	(1.6)	(1.7)	(1.7)	(1.7)	(1.8)

Productivity/Other	(1.0)	—	—	—	—	—	—	(0.1)

Total	0.5	5.1	0.9	10.8	0.9	3.9	0.9	3.2

Block Hours	1.2	3.0	1.7	2.7	2.4	3.6	3.5	2.6

Flight Attendant Salaries	1.7	8.1	2.6	13.5	3.3	7.5	4.4	5.8

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

America West Holdings
Seven Year Plan
Salaries & Benefits Expense

	02/01	03/02	04/03	05/04	06/05	07/06	08/07	CAGR

Mechanic Salaries/Block Hour

Rate	2.9	1.7	10.0	—	3.0	—	3.0	2.9

Seniority Steps	2.4	2.5	2.5	2.6	2.7	2.7	2.7	2.6

Mix	(2.0)	(1.8)	(1.9)	(2.0)	(2.0)	(2.0)	(2.0)	(2.0)

Productivity/Other	(4.0)	—	—	—	—	—	—	(0.6)

Total	(0.7)	2.4	10.6	0.6	3.7	0.7	3.7	2.9

Block Hours	1.2	3.0	1.7	2.7	2.4	3.6	3.5	2.6

Mechanic Salaries	0.5	5.4	12.3	3.3	6.1	4.3	7.2	5.5

Ramp Agent Salaries/Departure

Rate	1.3	1.0	—	—	10.0	—	3.0	2.1
Seniority Steps	6.1	6.0	5.6	5.4	5.4	5.4	5.4	5.6

Mix	(4.7)	(4.6)	(4.6)	(4.7)	(4.7)	(4.7)	(4.7)	(4.7)

Productivity/Other	—	—	—	—	—	—	—	—

Total	2.7	2.4	1.0	0.7	10.7	0.7	3.7	3.1

Departures	0.8	2.6	1.3	1.6	1.6	2.5	2.9	1.9

Ramp Agent Salaries	3.5	5.0	2.3	2.3	12.3	3.2	6.6	5.0

Passenger Agent Salaries/Departure

Rate	2.0	3.0	3.0	3.0	3.0	3.0	3.0	2.9

Mix	(2.5)	(2.3)	(2.4)	(2.4)	(2.4)	(2.4)	(2.4)	(2.4)

Productivity/Other	15.0	—	—	—	—	—	—	2.0

Total	14.5	0.7	0.6	0.6	0.6	0.6	0.6	2.5

Departures	0.8	2.6	1.3	1.6	1.6	2.5	2.9	1.9

Passenger Agent Salaries	15.3	3.3	1.9	2.2	2.2	3.1	3.5	4.4

Res/Sales Agent Salaries/Departure

Rate	2.0	3.0	3.0	3.0	3.0	3.0	3.0	2.9

Mix	(2.5)	(2.3)	(2.4)	(2.4)	(2.4)	(2.4)	(2.4)	(2.4)

Productivity/Other	(3.0)	(3.0)	(3.0)	(3.0)	—	—	—	(1.7)

Total	(3.5)	(2.3)	(2.4)	(2.4)	0.6	0.6	0.6	(1.3)

Departures	0.8	2.6	1.3	1.6	1.6	2.5	2.9	1.9

Res/Sales Agent Salaries	(2.7)	0.3	(1.1)	(0.8)	2.2	3.1	3.5	0.6

Other Salaries/Departure

Rate	2.0	3.0	3.0	3.0	3.0	3.0	3.0	2.9

Productivity/Other	(10.0)	(1.0)	(1.0)	(1.0)	(1.0)	(1.0)	(1.0)	(2.3)

Total	(8.0)	2.0	2.0	2.0	2.0	2.0	2.0	0.5

Departures	0.8	2.6	1.3	1.6	1.6	2.5	2.9	1.9

Other Salaries	(7.2)	4.6	3.3	3.6	3.6	4.5	4.9	2.4

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

America West Holdings
Seven Year Plan
Salaries & Benefits Expense ($ Mil)

•	Benefits as a percent of salaries are assumed to remain at the historical levels

	2001	2002	2003	2004	2005	2006	2007	2008

Pilots	161	166	200	206	219	226	243	253

Flight Attendants	60	61	66	67	77	79	85	89

Mechanics	35	35	37	41	43	45	47	51

Ramp Agents	45	47	49	51	52	58	60	64

Passenger Agents	37	43	44	45	46	47	48	50

Res/Sales Agents	23	22	22	22	22	22	23	24

Other	113	105	110	114	118	122	127	134

Variable Pay	—	8	9	9	9	10	10	10

Salaries Expense	474	487	537	554	585	609	643	673

Benefits/Salaries	26.2%	24.0%	24.0%	24.0%	24.0%	24.0%	24.0%	24.0%

Benefits Expense	124	117	129	133	140	146	154	162

Salaries & Benefits Expense	598	604	666	687	725	755	797	835

	02/01	03/02	04/03	05/04	06/05	07/06	08/07	CAGR

Pilots	3.1	20.3	3.0	6.6	3.1	7.3	4.2	6.7

Flight Attendants	1.7	8.1	2.6	13.5	3.3	7.5	4.4	5.8

Mechanics	0.5	5.4	12.3	3.3	6.1	4.3	7.2	5.5

Ramp Agents	3.5	5.0	2.3	2.3	12.3	3.2	6.6	5.0

Passenger Agents	15.3	3.3	1.9	2.2	2.2	3.1	3.5	4.4

Res/Sales Agents	(2.7)	0.3	(1.1)	(0.8)	2.2	3.1	3.5	0.6

Other	(7.2)	4.6	3.3	3.6	3.6	4.5	4.9	2.4

Variable Pay	—	3.7	2.4	2.7	3.0	4.0	4.4	2.9

Salaries Expense	2.8	10.2	3.3	5.5	4.1	5.6	4.7	5.2

Benefits/Salaries	(8.3)	—	—	—	—	—	—	(0.4)

Benefits Expense	(5.7)	10.2	3.3	5.5	4.1	5.6	4.7	3.9

Salaries & Benefits Expense	1.0	10.2	3.3	5.5	4.1	5.6	4.7	4.9

•	Security functions make up approximately 15% of passenger agent payroll expense

Passenger Agents

Security	2	6	6	6	6	7	7	7

Other	35	37	38	39	39	40	42	43

Total	37	43	44	45	46	47	48	50

Passenger Agentsprpt

Security	—	3.3	1.9	2.2	2.2	3.1	3.5	19.7

Other	4.8	3.3	1.9	2.2	2.2	3.1	3.5	3.0

Total	15.3	3.3	1.9	2.2	2.2	3.1	3.5	4.4

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

America West Holdings
Seven Year Plan
Fuel & Tax Expense($ Mil)

•	Fuel consumption is forecasted using fuel burn rates and block hours by aircraft type

•	Fuel price is forecasted in 2002 using the NYMEX heating oil futures curve plus a historical premium of 8 to 9 cents between heating oil and jet fuel price

•	Beyond 2002, fuel price is assumed to grow at 3% per year. This is conservative when compared to the rate of price growth for West Texas Intermediate crude oil according to its future curve

	2001	2002	2003	2004	2005	2006	2007	2008

Gallons/Block Hour	808	809	809	808	803	796	789	787

Block Hours (000)	511	517	533	541	556	569	590	610

Gallons (mil)	413	418	431	438	446	453	465	481

Fuel Price per Gallon (cts)	83.2	63.9	65.9	67.8	69.9	72.0	74.1	76.3

Fuel Tax per Gallon (cts)	6.5	6.5	6.7	6.9	7.1	7.3	7.5	7.8

Fuel Price & Tax per Gallon (cts)	89.7	70.4	72.6	74.7	77.0	79.3	81.7	84.1

Fuel & Tax Expense	370	295	312	327	344	359	380	404

	02/01	03/02	04/03	05/04	06/05	07/06	08/07	CAGR

Gallons/Block Hour	0.1	(0.1)	(0.0)	(0.7)	(0.9)	(0.9)	(0.2)	(0.4)

Block Hours (000)	1.2	3.0	1.7	2.7	2.4	3.6	3.5	2.6

Gallons (mil)	1.3	3.0	1.6	2.0	1.5	2.6	3.3	2.2

Fuel Price per Gallon (cts)	(23.1)	3.0	3.0	3.0	3.0	3.0	3.0	(1.2)

Fuel Tax per Gallon (cts)	—	3.0	3.0	3.0	3.0	3.0	3.0	2.6

Fuel Price & Tax per Gallon (cts)	(21.4)	3.0	3.0	3.0	3.0	3.0	3.0	(0.9)

Fuel & Tax Expense	(20.4)	6.0	4.7	5.1	4.6	5.7	6.4	1.3

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

America West Holdings
Seven Year Plan
Fuel & Tax Expense

•	Historical and forecasted jet fuel prices are shown below

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

America West Holdings
Seven Year Plan
Commissions & Fee Expense ($ Mil)

•	Commissions, credit card fees, and computer reservations system (CRS) booking fees have historically grown directly with passenger revenues

•	Commission expense and CRS fees are assumed to decrease over time to reflect a continuing shift towards lower cost distribution channels which do not require these expenses

	2001	2002	2003	2004	2005	2006	2007	2008

Commissions/Psgr Revenue	3.9%	3.4%	2.9%	2.4%	2.1%	2.1%	2.1%	2.1%

Credit Card Fees/Psgr Revenue	2.1%	2.1%	2.1%	2.1%	2.1%	2.1%	2.1%	2.1%

CRS Fees/Psgr Revenue	3.5%	3.3%	3.0%	2.8%	2.6%	2.6%	2.6%	2.6%

Passenger Revenue	1,922	2,047	2,363	2,531	2,627	2,720	2,870	3,011

Commissions	76	69	67	61	54	56	59	62

Credit Card Fees	41	44	51	54	56	58	62	65

CRS Fees	68	67	71	71	68	70	74	78

Commissions & Fees Expense	185	179	189	186	178	185	195	204

[Additional columns below]

[Continued from above table, first column(s) repeated]

	02/01	03/02	04/03	05/04	06/05	07/06	08/07	CAGR

Commissions/Psgr Revenue	(15.0)	(15.0)	(15.0)	(15.0)	—	—	—	(8.9)

Credit Card Fees/Psgr Revenue	—	—	—	—	—	—	—	—

CRS Fees/Psgr Revenue	(7.5)	(7.5)	(7.5)	(7.5)	—	—	—	(4.4)

Passenger Revenue	6.5	15.4	7.1	3.8	3.5	5.5	4.9	6.6

Commissions	(9.5)	(1.9)	(8.9)	(11.8)	3.5	5.5	4.9	(2.8)

Credit Card Fees	6.5	15.4	7.1	3.8	3.5	5.5	4.9	6.6

CRS Fees	(1.5)	6.8	(0.9)	(4.0)	3.5	5.5	4.9	2.0

Commissions & Fees Expense	(3.0)	5.6	(1.6)	(4.3)	3.5	5.5	4.9	1.4

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

America West Holdings
Seven Year Plan
Aircraft Rent Expense ($ Mil)

         •     Aircraft rent expense is calculated from contractual rates and negotiated reductions

	2001	2002	2003	2004	2005	2006	2007	2008	02/01

A318	—	—	—	—	12	24	36	36	—

A319	63	75	77	78	80	89	104	118	18.5

A320	148	137	147	158	160	159	159	159	(7.2)

B737-200	9	5	5	5	4	2	—	—	(45.6)

B737-300	94	38	43	49	48	47	47	47	(59.5)

B757	42	32	32	32	32	32	32	32	(22.6)

Subtotal	356	288	305	322	337	354	378	392	(19.3)

Amortization of Prepaid Rent	—	10	10	10	10	10	10	10	—

Aircraft Rent Expense	356	298	315	332	347	364	388	402	(16.4)

	03/02	04/03	05/04	06/05	07/06	08/07	CAGR

A318	—	—	—	100.0	50.0	—	0.0

A319	2.9	1.3	2.7	11.5	15.9	13.7	9.3

A320	7.3	7.1	1.7	(0.7)	—	—	1.1

B737-200	—	—	(10.8)	(48.8)	—	—	—

B737-300	—	13.0	(1.5)	(1.6)	(0.5)	—	(9.4)

B757	—	—	—	—	—	—	(3.6)

Subtotal	6.0	5.6	4.8	5.0	6.7	3.8	1.4

Amortization of Prepaid Rent	—	—	—	—	—	—	—

Aircraft Rent Expense	5.8	5.4	4.7	4.9	6.5	3.7	1.8

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

America West Holdings
Seven Year Plan
Other Rent & Landing Fees Expense ($ Mil)

•	Other rents are assumed to grow with inflation and block hours

•	Beyond 2002, landing fees grow with inflation, departures, and the changes in fleet mix

	2001	2002	2003	2004	2005	2006	2007	2008

Other Rent/Block Hour	199	203	207	211	215	219	223	227

Block Hours (000)	511	517	533	541	556	569	590	610

Landing Fees/Pound ($)	1.39	1.42	1.45	1.48	1.51	1.54	1.57	1.60

Pounds/Departure	131	133	133	134	132	131	130	130

Landing Fees/Departure ($)	183	189	193	197	199	201	204	209

Departures (000)	213	215	221	224	227	231	236	243

Other Rent	101	105	110	114	119	125	132	139

Landing Fees	39	41	43	44	45	46	48	51

Other Rent & Landing Fees Expense	140	145	153	158	165	171	180	190

	02/01	03/02	04/03	05/04	06/05	07/06	08/07	CAGR

Other Rent/Block Hour	2.0	2.0	2.0	2.0	2.0	2.0	2.0	2.0

Block Hours (000)	1.2	3.0	1.7	2.7	2.4	3.6	3.5	2.6

Landing Fees/Pound ($)	2.0	2.0	2.0	2.0	2.0	2.0	2.0	2.0

Pounds/Departure	1.7	0.1	0.1	(1.3)	(0.7)	(0.6)	0.2	(0.1)

Landing Fees/Departure ($)	3.7	2.2	2.1	0.7	1.3	1.4	2.2	1.9

Departures (000)	0.8	2.6	1.3	1.6	1.6	2.5	2.9	1.9

Other Rent	3.2	5.0	3.7	4.7	4.4	5.6	5.5	4.6

Landing Fees	4.6	4.8	3.4	2.3	2.9	3.9	5.1	3.8

Other Rent & Landing Fees Expense	3.6	5.0	3.6	4.0	4.0	5.1	5.4	4.4

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

America West Holdings
Seven Year Plan
Maintenance Matl’s & Repairs Expense ($ Mil)

•	Maintenance spending grows with inflation, aircraft age, and block hours

•	Engine maintenance is capitalized with the resulting depreciation showing up in the expense line

	2001	2002	2003	2004	2005	2006	2007	2008

Engine Mntc Cap Ex/Block Hour excl Age	235	240	245	250	255	260	265	270

Engine Mntc Cap Ex/Block Hour	235	243	252	261	268	268	277	286

Block Hours (000)	511	517	533	541	556	569	590	610

Engine Mntc Cap Ex	120	126	134	141	149	152	163	174

Engine Mntc Expense	117	120	131	138	144	150	158	168

Other Mntc Expense/Block Hour excl Age	280	286	291	297	303	309	315	322

Other Mntc Expense/Block Hour	280	290	300	311	320	320	330	341

Block Hours (000)	511	517	533	541	556	569	590	610

Other Mntc Expense	143	150	159	168	177	181	194	207

Maintenance Matl’s & Repairs Expense	260	270	291	306	322	331	351	375

[Additional columns below]

[Continued from above table, first column(s) repeated]

	02/01	03/02	04/03	05/04	06/05	07/06	08/07	CAGR

Engine Mntc Cap Ex/Block Hour excl Age	2.0	2.0	2.0	2.0	2.0	2.0	2.0	2.0

Engine Mntc Cap Ex/Block Hour	3.4	3.4	3.7	2.9	(0.0)	3.3	3.3	2.8

Block Hours (000)	1.2	3.0	1.7	2.7	2.4	3.6	3.5	2.6

Engine Mntc Cap Ex	4.7	6.4	5.4	5.6	2.4	6.9	6.8	5.4

Engine Mntc Expense	3.1	9.1	4.9	4.6	3.7	5.3	6.5	5.3

Other Mntc Expense/Block Hour excl Age	2.0	2.0	2.0	2.0	2.0	2.0	2.0	2.0

Other Mntc Expense/Block Hour	3.4	3.4	3.7	2.9	(0.0)	3.3	3.3	2.8

Block Hours (000)	1.2	3.0	1.7	2.7	2.4	3.6	3.5	2.6

Other Mntc Expense	4.7	6.4	5.4	5.6	2.4	6.9	6.8	5.4

Maintenance Matl’s & Repairs Expense	4.0	7.6	5.2	5.1	3.0	6.2	6.7	5.4

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

America West Holdings
Seven Year Plan
Depreciation Expense ($ Mil)

•	Excess reorganization value is no longer depreciated through the income statement after January 1, 2002 according to FASB

•	Non-ERV depreciation expense is driven by capital expenditures and depreciation schedules

	2001	2002	2003	2004	2005	2006	2007	2008

Cap Ex/Block Hour	227	174	177	181	184	188	192	195

Block Hours (000)	511	517	533	541	556	569	590	610

Cap Ex	116	90	95	98	103	107	113	119

Depreciation	66	71	73	75	77	80	83	86

Excess Reorg Value Depreciation	21	—	—	—	—	—	—	—

Depreciation Expense	87	71	73	75	77	80	83	86

[Additional columns below]

[Continued from above table, first column(s) repeated]

	02/01	03/02	04/03	05/04	06/05	07/06	08/07	CAGR

Cap Ex/Block Hour	(23.3)	2.0	2.0	2.0	2.0	2.0	2.0	(2.1)

Block Hours (000)	1.2	3.0	1.7	2.7	2.4	3.6	3.5	2.6

Cap Ex	(22.4)	5.0	3.7	4.7	4.4	5.6	5.5	0.4

Depreciation	8.0	2.8	3.1	3.2	3.4	3.5	3.8	3.9

Excess Reorg Value Depreciation	—	—	—	—	—	—	—	—

Depreciation Expense	(18.7)	2.8	3.1	3.2	3.4	3.5	3.8	(0.2)

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

America West Holdings
Seven Year Plan
Other Expense ($ Mil)

•	Food expense, which was reduced after 9/11/01, is assumed to return part way to historical levels in 2003

•	Insurance expense, which has grown 200% per departure in 4Q01, drops by 23% in 2003 (still significantly higher than historical levels)

•	Non payroll security costs drop significantly in 2002 as a result of the federalization of security check points

	2001	2002	2003	2004	2005	2006	2007	2008	02/01

TLC/Psgr Rev	1.7%	1.9%	1.9%	1.9%	1.9%	1.9%	1.9%	1.9%	—

Food & Supplies/RPM	0.3%	0.2%	0.2%	0.2%	0.2%	0.2%	0.2%	0.2%	(25.0)

Communications/Departures	81	81	81	83	84	86	88	89	—

Interrupted Trip/Departure	94	96	98	100	102	104	106	108	2.0

Advertising/Psgr Rev	0.8%	0.8%	0.8%	0.8%	0.8%	0.8%	0.8%	0.8%	—

Insurance/Departure	80	172	129	132	134	137	140	143	—

Non Payroll Security/Departure	52	5	5	5	5	5	5	5	(91.1)

Other/Departure	817	834	850	867	885	902	920	939	2.0

Passenger Revenue	1,922	2,047	2,363	2,531	2,627	2,720	2,870	3,011	6.5

RPMs (bil)	19.0	19.1	19.7	20.1	20.6	21.0	21.8	22.5	0.4

Departures (000)	213	215	221	224	227	231	236	243	0.8

TLC	33	39	45	48	50	51	54	57	16.1

Food & Supplies	52	39	41	43	45	46	49	52	(24.7)

Communications	17	17	18	18	19	20	21	22	0.8

Interrupted Trip	20	21	22	22	23	24	25	26	2.9

Advertising	16	17	20	21	22	23	24	25	6.5

Insurance	17	37	28	29	31	32	33	35	—

Non Payroll Security	11	1	1	1	1	1	1	1	(91.1)

Other	174	179	188	194	201	208	217	228	2.9

Other Expense	341	350	362	377	391	405	425	446	2.7

[Additional columns below]

[Continued from above table, first column(s) repeated]

	03/02	04/03	05/04	06/05	07/06	08/07	CAGR

TLC/Psgr Rev	—	—	—	—	—	—	1.2

Food & Supplies/RPM	2.0	2.0	2.0	2.0	2.0	2.0	(2.4)

Communications/Departures	—	—	—	—	—	—	1.4

Interrupted Trip/Departure	2.0	2.0	2.0	2.0	2.0	2.0	2.0

Advertising/Psgr Rev	—	—	—	—	—	—	—

Insurance/Departure	(25.0)	2.0	2.0	2.0	2.0	2.0	8.7

Non Payroll Security/Departure	2.0	2.0	2.0	2.0	2.0	2.0	(28.0)

Other/Departure	2.0	2.0	2.0	2.0	2.0	2.0	2.0

Passenger Revenue	15.4	7.1	3.8	3.5	5.5	4.9	6.6

RPMs (bil)	3.3	1.8	2.4	2.0	4.1	3.2	2.4

Departures (000)	2.6	1.3	1.6	1.6	2.5	2.9	1.9

TLC	15.4	7.1	3.8	3.5	5.5	4.9	8.0

Food & Supplies	5.3	3.8	4.5	4.0	6.1	5.2	(0.0)

Communications	2.6	3.3	3.6	3.6	4.5	4.9	3.3

Interrupted Trip	4.7	3.3	3.6	3.6	4.5	4.9	3.9

Advertising	15.4	7.1	3.8	3.5	5.5	4.9	6.6

Insurance	(23.0)	3.3	3.6	3.6	4.5	4.9	10.7

Non Payroll Security	4.7	3.3	3.6	3.6	4.5	4.9	(26.7)

Other	4.7	3.3	3.6	3.6	4.5	4.9	3.9

Other Expense	3.4	4.1	3.8	3.6	4.9	5.0	3.9

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

Other Assumptions

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

America West Holdings
Seven Year Plan
Aircraft Debt ($ Mil)

•	All future deliveries are assumed to be fully financed through operating leases as is the case with most of America West’s existing aircraft

•	While these operating leases do not appear on the balance sheet, industry convention is to reflect them in credit ratios by multiplying annual aircraft rents by seven

•	America West’s non-operating-lease aircraft financing is shown below

	2001	2002	2003	2004	2005	2006	2007	2008

Aircraft Debt Balance

Kawasaki N160	3	2	1	—	—	—	—	—

Mitsubishi Int’l N306, N307, & N308	31	28	24	20	16	13	9	5

Mitsubishi Int’l N309 & N311	21	18	16	13	11	9	6	4

De Nationale Invest Bank N908	12	10	8	5	3	0	0	0

Total	67	57	48	39	30	22	15	9

Aircraft Cash Flow

Kawasaki N160	(1)	(1)	(1)	(1)	—	—	—	—

Mitsubishi Int’l N306, N307, & N308	(4)	(4)	(4)	(4)	(4)	(4)	(4)	(4)

Mitsubishi Int’l N309 & N311	(2)	(2)	(2)	(2)	(2)	(2)	(2)	(2)

De Nationale Invest Bank N908	(2)	(2)	(2)	(2)	(2)	(2)	(0)	—

Total	(10)	(10)	(10)	(9)	(8)	(9)	(7)	(6)

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

America West Holdings
Seven Year Plan
Pre Delivery Deposits ($ Mil)

•	Pre-delivery deposits (PDPs) are required by aircraft manufacturers in advance of aircraft delivery and are applied towards the aircraft purchase price upon delivery

•	Each A320 and A318 requires a $3.5 million note twelve months prior to delivery

•	Each A319 option aircraft requires a $1.75 million note and a $1.75 million cash payment twelve months prior to delivery

	2001	2002	2003	2004	2005	2006	2007	2008

Pre Delivery Deposits Cash Flow

Cash Payments for Following Year’s Deliveries	—	—	(2)	—	(9)	(9)	(9)	—

Return of Cash upon Delivery	16	—	—	2	—	9	9	49

Net Cash Flow	16	—	(2)	2	(9)	—	—	49

PDP Cash Balance	40	40	42	40	49	49	49	—

Pre Delivery Deposits Notes

Note Issuance for Following Year’s Deliveries	(11)	(14)	(5)	(18)	(44)	(9)	(9)	—

Return of Notes upon Delivery	39	11	14	5	18	44	9	9

Net Note Flow	28	(4)	9	(12)	(26)	35	—	9

PDP Note Balance	11	14	5	18	44	9	9	—

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

America West Holdings
Seven Year Plan
Stabilization Loan ($ Mil)

•	America West’s stabilization loan is assumed to be repaid ratably between 2005 and 2008

	2001	2002	2003	2004	2005	2006	2007	2008

Stabilization Loan Balance	445	445	445	445	334	223	111	—

Stabilization Loan Cash Flow Commitment	445	—	—	—	—	(111)	(111)	(223)

Prepayment	—	—	—	—	(111)	—	—	111

Total	445	—	—	—	(111)	(111)	(111)	(111)

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

America West Holdings
Seven Year Plan
Other Debt ($ Mil)

•	Other debt is shown to be repaid according to commitments

•	$150 million of convertible debt is issued to aircraft lessors as compensation for rent concessions. The interest on this debt is paid in kind at 7.5% for the first three years. The debt is conservatively assumed to be repaid at the end of 2008, rather than converted to equity

	2001	2002	2003	2004	2005	2006	2007	2008

Other Debt Balance

10 3/4 Notes	50	50	50	50	—	—	—	—

Hangar Facility Bonds	29	29	29	29	29	29	29	29

Revolver	90	90	90	90	60	30	—	—

Convertible Debt	150	161	173	186	186	186	186	—

State Loan	5	5	5	5	5	5	5	—

City Loan	5	5	5	5	5	5	5	—

Other Debt Balance	329	340	352	365	285	255	225	29

Other Debt Cash Flow

10 3/4 Notes	—	—	—	—	(50)	—	—	—

Hangar Facility Bonds	0	0	0	0	0	0	0	0

Revolver	(21)	—	—	—	(30)	(30)	(30)	—

Convertible Debt	—	11	12	13	—	—	—	(186)

State Loan	5	—	—	—	—	—	—	(5)

City Loan	5	—	—	—	—	—	—	(5)

Other Debt Cash Flow	(11)	11	12	13	(80)	(30)	(30)	(196)

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

America West Holdings
Seven Year Plan
Total Debt ($ Mil)

	2001	2002	2003	2004	2005	2006	2007	2008

Debt Balance

Aircraft Debt	67	57	48	39	30	22	15	9
Pre Delivery Deposits	11	14	5	18	44	9	9	—

Stabilization Loan	445	445	445	445	334	223	111	—

10 3/4 Notes	50	50	50	50	—	—	—	—

Hangar Facility Bonds	29	29	29	29	29	29	29	29

Revolver	90	90	90	90	60	30	—	—

Convertible Debt	150	161	173	186	186	186	186	—

State Loan	5	5	5	5	5	5	5	—

City Loan	5	5	5	5	5	5	5	—

Total	851	856	850	866	693	508	361	38

Current Maturities

Aircraft Debt	10	10	9	8	9	7	6	6

Pre Delivery Deposits	11	14	5	18	44	9	9	—

Stabilization Loan	—	—	—	111	111	111	111	—

10 3/4 Notes	—	—	—	50	—	—	—	—

Hangar Facility Bonds	(0)	(0)	(0)	(0)	(0)	(0)	(0)	(0)

Revolver	90	—	—	30	30	30	—	—

Convertible Debt	(11)	(12)	(13)	—	—	—	186	—

State Loan	—	—	—	—	—	—	5	—

City Loan	—	—	—	—	—	—	5	—

Total	99	12	1	217	193	156	322	6

Long Term Debt excl Current Maturities	752	845	849	649	499	352	38	32

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

America West Holdings
Seven Year Plan
Interest Expense

•	LIBOR is used as the basis for floating rate debt

Source: Citigroup 10/22/01

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

America West Holdings
Seven Year Plan
Interest Expense

•	The stabilization loan includes a fixed guarantee of 5.5% in 2002 and increases to 8.0% in 2003 where it remains constant until 2008

	2001	2002	2003	2004	2005	2006	2007	2008

LIBOR	4.46%	3.50%	4.90%	5.50%	5.90%	6.20%	6.40%	6.50%

Spread for Floating Rate Debt

Revolver	4.61%	2.25%	2.25%	2.25%	4.75%	4.75%	4.75%	4.75%

Stabilization Loan — Rate	—	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%

Stabilization Loan — Fixed Guarantee	—	5.50%	8.00%	8.00%	8.00%	8.00%	8.00%	8.00%

Stabilization Loan — Total	—	5.90%	8.40%	8.40%	8.40%	8.40%	8.40%	8.40%

State Loan	—	3.00%	3.00%	3.00%	3.00%	3.00%	3.00%	3.00%

City Loan	—	3.00%	3.00%	3.00%	3.00%	3.00%	3.00%	3.00%

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

America West Holdings
Seven Year Plan
Interest Expense ($ Mil)

	2001	2002	2003	2004	2005	2006	2007	2008

Interest Rate

Aircraft Debt	9.44%	9.44%	9.44%	9.44%	9.44%	9.44%	9.44%	9.44%

Stabilization Loan — LIBOR/Rate	—	3.90%	5.30%	5.90%	6.30%	6.60%	6.80%	6.90%

Stabilization Loan — Fixed Guarantee	—	5.50%	8.00%	8.00%	8.00%	8.00%	8.00%	8.00%

Stabilization Loan — Total	—	9.40%	13.30%	13.90%	14.30%	14.60%	14.80%	14.90%

10 3/4 Notes	10.75%	10.75%	10.75%	10.75%	10.75%	—	—	—

Hangar Facility Bonds	9.82%	9.82%	9.82%	9.82%	9.82%	9.82%	9.82%	9.82%

Revolver	9.07%	5.75%	7.15%	7.75%	10.65%	10.95%	11.15%	—

Convertible Debt	—	7.50%	7.50%	7.50%	7.50%	7.50%	7.50%	7.50%

State Loan	7.46%	6.50%	7.90%	8.50%	8.90%	9.20%	9.40%	9.50%

City Loan	7.46%	6.50%	7.90%	8.50%	8.90%	9.20%	9.40%	9.50%

Average	9.00%	8.21%	9.22%	9.52%	10.03%	10.10%	10.22%	10.11%

Interest Expense

Aircraft Debt	4	5	4	4	3	2	1	1

Stabilization Loan — LIBOR/Rate	—	17	24	26	25	19	12	4

Stabilization Loan — Fixed Guarantee	—	24	36	36	32	23	14	5

10 3/4 Notes	5	5	5	5	5	—	—	—

Hangar Facility Bonds	2	2	2	2	2	2	2	2

Revolver	8	5	6	7	6	3	0	—

Revolver Paid in Kind	—	2	2	2	—	—	—	—

Convertible Debt	—	11	12	13	14	14	14	14

State Loan	0	0	0	0	0	0	0	0

City Loan	0	0	0	0	0	0	0	0

Other	4	(1)	0	1	1	1	1	1

Total	24	72	92	97	89	65	45	27

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

America West Holdings
Seven Year Plan
Interest Income ($ Mil)

•	America West’s average cash balance earns interest income at roughly the LIBOR rate

	2001	2002	2003	2004	2005	2006	2007	2008

Beginning Unrestricted Cash Balance	195	516	419	486	665	643	633	650

Ending Unrestricted Cash Balance	516	419	486	665	643	633	650	569

Average Unrestricted Cash Balance	355	467	453	575	654	638	642	610

Beginning Restricted Cash Balance	35	39	39	39	39	39	39	39

Ending Restricted Cash Balance	39	39	39	39	39	39	39	39

Average Restricted Cash Balance	37	39	39	39	39	39	39	39

Total Average Cash Balance	392	506	491	614	693	677	680	648

Interest Rate (LIBOR)	3.6%	3.5%	4.9%	5.5%	5.9%	6.2%	6.4%	6.5%

Interest Income	14	18	24	34	41	42	44	42

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

America West Holdings
Seven Year Plan
Taxes ($ Mil)

•	America West will be an AMT tax payer until its cash taxable earnings exceed its NOL balance

•	In the year America West changes from an AMT to a regular tax payer, a benefit of the cumulative prior four year’s AMT cash tax payments is realized

	2001	2002	2003	2004	2005	2006	2007	2008

Book Taxes
Pre-Tax Earnings	(204)	(67)	115	235	255	280	315	341

Permanent Differences	29	7	7	7	7	6	6	6

Taxable Earnings	(175)	(60)	122	242	262	286	322	347

Tax Rate	38.3%	38.3%	38.3%	38.3%	38.3%	38.3%	38.3%	38.3%

Book Taxes	(67)	(23)	47	93	100	109	123	133

Book Taxes including special charges	(111)	(23)	47	93	100	109	123	133

Cash Taxes
Pre-Tax Earnings	(204)	(67)	115	235	255	280	315	341

Timing Differences	(115)	(27)	(29)	(25)	(28)	(28)	(26)	(28)

Taxable Earnings	(319)	(94)	86	210	227	252	289	313

NOL at Beginning of Period	147	356	450	363	153	—	—	—

NOL Burn	209	94	(86)	(210)	(153)	—	—	—

NOL at End of Period	356	450	363	153	—	—	—	—

AMT or REG	AMT	AMT	AMT	AMT	REG	REG	REG	REG

AMT Tax Rate	21.0%	21.0%	21.0%	21.0%	—	—	—	—

AMT Tax Basis (10% of Earnings)	(32)	(9)	9	21	—	—	—	—

AMT Cash Taxes	0	0	2	4	—	—	—	—

Reg Tax Rate	—	—	—	—	40.0%	40.0%	40.0%	40.0%

Reg Tax Basis	—	—	—	—	74	252	289	313

Reg Cash Taxes	—	—	—	—	30	101	116	125

Subtotal Cash Taxes	0	0	2	4	30	101	116	125

Cash Taxes Loss Carryback	(12)	(35)	—	—	—	—	—	—

Credit for AMT Taxes Paid	—	—	—	—	6	—	—	—

Total Cash Taxes	(12)	(35)	2	4	23	101	116	125

Book Tax	(111)	(23)	47	93	100	109	123	133

Increase/(Decrease) Accrued Taxes	(99)	12	45	88	77	9	8	8

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.

America West Holdings
Seven Year Plan
Working Capital ($ Mil)

•	Accounts Receivable and Air Traffic Liability grow with passenger revenue

•	Accounts Payable grow with operating expenses less depreciation, TLC and aircraft rent

	2001	2002	2003	2004	2005	2006	2007	2008

Year End Balance
Accounts Receivable	121	129	149	160	166	172	181	190

Other Current Assets	144	126	126	138	140	136	121	100

Accounts Payable	191	148	158	164	170	177	187	197

Air Traffic Liability	199	189	182	175	168	161	153	144

Other Current Liabilities	143	145	138	131	124	117	111	104

Change in Working Capital
Accounts Receivable	31	(8)	(20)	(11)	(6)	(6)	(9)	(9)

Other Current Assets	16	18	(0)	(12)	(2)	4	15	21

Accounts Payable	34	(42)	10	5	7	7	10	10

Air Traffic Liability	(10)	(10)	(7)	(7)	(7)	(8)	(8)	(8)

Other Current Liabilities	(22)	1	(7)	(7)	(7)	(7)	(7)	(7)

Total	51	(41)	(23)	(31)	(15)	(10)	1	7

Use or disclosure of data contained on this page is subject to the restriction on the title page of this Seven Year Plan.